June 30, 2002

Berger Institutional
Products Trust
Semi-Annual Report

[BERGER FUNDS LOGO]

BERGER IPT-GROWTH FUND

BERGER IPT-LARGE CAP GROWTH FUND

BERGER IPT-SMALL COMPANY GROWTH FUND

BERGER IPT-INTERNATIONAL FUND

BERGER IPT-MID CAP VALUE FUND

BERGER IPT-LARGE CAP VALUE FUND

This report reflects the financial position of each Fund at June 30, 2002 and the results of operations and changes in their net assets for the periods indicated.

                                                                Berger IPT Funds

TABLE OF CONTENTS
================================================================================

BERGER IPT FUNDS

Berger IPT-Growth Fund ....................................................    4

Berger IPT-Large Cap Growth Fund ..........................................    8

Berger IPT-Small Company Growth Fund ......................................   12

Berger IPT-International Fund .............................................   16

Berger IPT-Mid Cap Value Fund .............................................   20

Berger IPT-Large Cap Value Fund ...........................................   24

FINANCIAL STATEMENTS AND NOTES

Statements of Assets and Liabilities ......................................   27

Statements of Operations ..................................................   28

Statements of Changes in Net Assets .......................................   29

Notes to Financial Statements .............................................   32

FINANCIAL HIGHLIGHTS ......................................................   36

FUND TRUSTEES AND OFFICERS (UNAUDITED) ....................................   39

Shares of the Funds are not offered directly to the public but are sold only in connection with investments in variable annuity and variable life insurance contracts issued by life insurance companies, as well as to certain qualified retirement plans.

This material must be preceded or accompanied by a prospectus for Berger Funds that contains more complete information including risks, fees and expenses. Please read it carefully before you invest. Berger Distributors LLC (8/02)


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

4

BERGER IPT-                  Ticker Symbol                                BGROX
GROWTH FUND                  PORTFOLIO MANAGER COMMENTARY    JAY W. TRACEY, CFA
================================================================================

Market Conditions

During the first half of 2002, the major stock-market averages gave up essentially all of their gains from the fourth quarter of 2001 and closed near their post-9/11 recession lows, despite renewed growth in the economy. In the first quarter, continued positive economic news was overshadowed by a new crisis of confidence brought about by the Enron bankruptcy and concerns related to the escalating conflict in the Middle East. In the second quarter, additional reports of accounting improprieties, bankruptcies and near- bankruptcies, as well as other corporate management and governance issues, produced a more serious loss of confidence, and the stock market sold off sharply. Economic growth continued in the second quarter, although at a slower pace than in the first quarter. But the primary issue for the market, in our opinion, was - and is - a crisis of confidence.

Fund Performance

During the six-month period ended June 30, 2002, the Berger IPT-Growth Fund (the "Fund") was down 25.53%, underperforming its benchmark, the Russell 3000 Growth Index,(1) which posted a 20.54% decline, and a 13.16% decline in the Standard & Poor's (S&P) 500 Index.(2) The Fund's underperformance was primarily a result of its enterprise software holdings and its position in Tyco International Ltd. Corporate information technology (IT) spending was weaker than expected, which particularly hurt enterprise software stocks. Based on deteriorating fundamentals, most of the Fund's software holdings were reduced or sold. Tyco was held through most of the period, regrettably, based on our belief in the viability and attractiveness of its businesses. However, once former CEO Dennis Koslowski was indicted for tax evasion, the company no longer met our management credibility requirements and was sold.

The Fund's consumer holdings performed relatively well this period. Casual dining restaurant chains in particular were strong performers. Holdings in Brinker International, Inc. and P.F. Chang's China Bistro, Inc., for example, traded up in response to continued strong sales and earnings performance. Other consumer areas were mixed. We reduced the Fund's exposure to cable television stocks as they fell victim to the crisis of confidence, we believe, as a result of their balance sheet debt and lack of free cash flow. On the other hand, certain advertising-driven stocks such as Viacom, Inc., a new holding for the Fund, performed better in response to increased corporate advertising spending and good earnings reports.

The Fund's results in the healthcare sector were mixed. Biotechnology stocks were weak, we believe, in part because of concerns about their ability to get new products approved by a seemingly tougher U.S. Food and Drug Administration, and because they generally tend to be sensitive to the general direction of the stock market. We substantially reduced the Fund's biotechnology exposure. The Fund's newer holdings in healthcare services performed relatively well. Hospital providers such as Tenet Healthcare Corp., which was added last year, and HMOs such as Wellpoint Health Networks, Inc. which was added during the period, responded well to improving fundamentals and accelerating growth.

We reduced the Fund's overall exposure to technology stocks as the much-anticipated recovery in corporate IT spending appears to have been delayed. Weightings of various segments were also changed. On the basis of their better fundamentals, we added semiconductor and semiconductor capital equipment holdings in place of software holdings that were sold.

The Fund continues to be underweighted in technology as we wait for more evidence of a broad cyclical improvement in the sector.

In other areas, we moderately increased the Fund's energy exposure, primarily in services companies, which we believe are poised for an upturn. The Fund's exposure to financials was also increased from an underweight to an equally weighted position relative to its benchmark. We believe that economic conditions and a steep yield curve will continue to favor selected financials enough to justify being market weighted for at least the intermediate term.

Outlook

Our fundamental growth team believes the economy is on a path of sustained, moderate growth. Further, and perhaps more important, we believe that low inflation, moderate unit labor costs and strong productivity gains should result in a rebound in corporate profit growth in the quarters ahead. Historically, a corporate profit rebound would be good news for stocks. However, until the crisis of confidence passes, we believe stocks may not respond to improving fundamentals. Nevertheless, we are optimistic that, in time, companies with good fundamentals should win out and the bear market will come to an end.


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds
PERFORMANCE OVERVIEW

================================================================================

BERGER IPT-GROWTH FUND --

GROWTH OF $10,000

[GRAPH]

Berger IPT-Growth Fund          $ 8,499

Russell 3000 Growth Index       $12,883

S&P 500 Index                   $16,583


AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002

One Year                (35.46)%

Five Year                (5.46)%

Life of Fund (5/1/96)    (2.60)%

(1) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indexes. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

(2) The Standard and Poor's 500 Index is a market capitalization weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and Over-the-Counter market. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Returns for periods of less than one year are not annualized. Due to market volatility, the Fund's current performance may be lower than the figures shown. Please visit our web site at berger.com for more current performance information.

================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (92.93%)
Aerospace/Defense (1.52%)
         1,200  Lockheed Martin Corp.                                   $ 83,400
--------------------------------------------------------------------------------

Aerospace/Defense Equipment (1.05%)
           900  Alliant Techsystems, Inc.*                                57,420
--------------------------------------------------------------------------------

Banks - Super Regional (1.10%)
           900  Fifth Third Bancorp                                       59,985
--------------------------------------------------------------------------------

Commercial Services - Miscellaneous (2.88%)
         4,600  The Corporate Executive Board Co.*                       157,550
--------------------------------------------------------------------------------

Commercial Services - Schools (1.41%)
         1,900  Education Management Corp.*                               77,387
--------------------------------------------------------------------------------

Computer - Networking (1.16%)
         2,100  Brocade Communications Systems, Inc.*                     36,708
         1,900  Cisco Systems, Inc.*                                      26,505
--------------------------------------------------------------------------------
                                                                          63,213
--------------------------------------------------------------------------------

Computer - Services (0.74%)
         1,600  Anteon International Corp.*                               40,448
--------------------------------------------------------------------------------


                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (92.93%) - CONTINUED
Computer Software - Desktop (4.07%)
         1,400  Adobe Systems, Inc.                                     $ 39,900
         3,340  Microsoft Corp.*                                         182,698
--------------------------------------------------------------------------------
                                                                         222,598
--------------------------------------------------------------------------------

Computer Software - Enterprise (1.46%)
         2,800  J.D. Edwards & Co.*                                       34,020
         3,700  Oracle Corp.*                                             35,039
         3,400  SeeBeyond Technology Corp.*                               10,540
--------------------------------------------------------------------------------
                                                                          79,599
--------------------------------------------------------------------------------

Cosmetics/Personal Care (1.07%)
           770  Alberto-Culver Co. - Class B                              36,806
           500  Weight Watchers International, Inc.*                      21,720
--------------------------------------------------------------------------------
                                                                          58,526
--------------------------------------------------------------------------------

Electrical - Equipment (2.38%)
         4,490  General Electric Co.                                     130,435
--------------------------------------------------------------------------------

Electronics - Military Systems (0.49%)
           500  L-3 Communications Holdings, Inc.*                        27,000
--------------------------------------------------------------------------------


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

6

                                                                Berger IPT Funds

BERGER IPT-
GROWTH FUND
================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                    June 30, 2002
---------------------------------------------------------------------------------
Shares                                                                      Value
---------------------------------------------------------------------------------
COMMON STOCK (92.93%) - CONTINUED
Electronics - Scientific Instruments (0.55%)
         1,000  Photon Dynamics, Inc.*                                   $ 30,000
---------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (1.12%)
         1,600  Applied Materials, Inc.*                                   30,432
           700  KLA-Tencor Corp.*                                          30,793
---------------------------------------------------------------------------------
                                                                           61,225
---------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (3.63%)
         3,600  Intel Corp.                                                65,772
         1,900  Intersil Corp. - Class A*                                  40,622
         2,800  Microchip Technology, Inc.*                                76,804
         2,000  RF Micro Devices, Inc.*                                    15,240
---------------------------------------------------------------------------------
                                                                          198,438
---------------------------------------------------------------------------------

Finance - Consumer/Commercial Loans (3.11%)
         1,600  Americredit Corp.*                                         44,880
         1,100  Capital One Financial Corp.                                67,155
           600  SLM Corp.                                                  58,140
---------------------------------------------------------------------------------
                                                                          170,175
---------------------------------------------------------------------------------

Finance - Mortgage & Related Services (1.01%)
           900  Freddie Mac                                                55,080
---------------------------------------------------------------------------------

Financial Services - Miscellaneous (6.44%)
         5,000  Concord EFS, Inc.*                                        150,700
         1,600  First Data Corp.                                           59,520
         1,400  Fiserv, Inc.*                                              51,394
         2,700  Investors Financial Services Corp.                         90,558
---------------------------------------------------------------------------------
                                                                          352,172
---------------------------------------------------------------------------------

Food - Miscellaneous Preparation (2.29%)
         2,600  Pepsico, Inc.                                             125,320
---------------------------------------------------------------------------------

Insurance - Diversified (1.00%)
           800  American International Group, Inc.                         54,584
---------------------------------------------------------------------------------

Internet - E*Commerce (0.56%)
           500  eBay, Inc.*                                                30,810
---------------------------------------------------------------------------------

Leisure Services (1.31%)
         2,000  Sabre Holdings Corp.*                                      71,600
---------------------------------------------------------------------------------

Machinery - General Industrial (0.82%)
         1,500  Flowserve Corp.*                                           44,700
---------------------------------------------------------------------------------

Media - Cable/Satellite TV (0.68%)
         2,000  EchoStar Communications
                Corp. - Class A*                                           37,120
---------------------------------------------------------------------------------
Media - Radio/TV (5.44%)
         3,400  Clear Channel Communications, Inc.*                       108,868
         2,200  Univision Communications,
                Inc. - Class A*                                            69,080
         2,700  Viacom, Inc. - Class B                                    119,799
---------------------------------------------------------------------------------
                                                                          297,747
---------------------------------------------------------------------------------




                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (92.93%) - CONTINUED
Medical - Biomedical/Biotechnology (2.34%)
           900  Amgen, Inc.*                                            $ 37,692
         1,000  Gilead Sciences, Inc.*                                    32,880
           350  IDEC Pharmaceuticals Corp.*                               12,408
         1,400  Invitrogen Corp.*                                         44,814
--------------------------------------------------------------------------------
                                                                         127,794
--------------------------------------------------------------------------------

Medical - Drug/Diversified (2.11%)
         1,400  Abbott Laboratories                                       52,710
         1,200  Johnson & Johnson                                         62,712
--------------------------------------------------------------------------------
                                                                         115,422
--------------------------------------------------------------------------------

Medical - Ethical Drugs (9.47%)
           500  Allergan, Inc.                                            33,375
         2,700  King Pharmaceuticals, Inc.*                               60,075
         6,200  Pfizer, Inc.                                             217,000
         2,400  Pharmacia Corp.                                           89,880
         2,300  Wyeth                                                    117,760
--------------------------------------------------------------------------------
                                                                         518,090
--------------------------------------------------------------------------------

Medical - Genetics (0.55%)
           900  Genentech, Inc.*                                          30,150
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (2.18%)
           500  Anthem, Inc.*                                             33,740
         1,100  Wellpoint Health Networks, Inc.*                          85,591
--------------------------------------------------------------------------------
                                                                         119,331
--------------------------------------------------------------------------------

Medical - Hospitals (4.09%)
         4,700  Health Management Associates,
                Inc.- Class A*                                            94,705
         1,800  Tenet Healthcare Corp.*                                  128,790
--------------------------------------------------------------------------------
                                                                         223,495
--------------------------------------------------------------------------------

Medical - Products (3.20%)
         2,400  Baxter International, Inc.                               106,680
           900  Medtronic, Inc.                                           38,565
           400  St. Jude Medical, Inc.*                                   29,540
--------------------------------------------------------------------------------
                                                                         174,785
--------------------------------------------------------------------------------

Medical - Wholesale Drugs/Supplies (2.93%)
         1,300  AmerisourceBergen Corp.                                   98,800
         1,000  Cardinal Health, Inc.                                     61,410
--------------------------------------------------------------------------------
                                                                         160,210
--------------------------------------------------------------------------------

Medical/Dental - Services (1.13%)
           600  Laboratory Corp. of America Holdings*                     27,390
           400  Quest Diagnostics, Inc.*                                  34,420
--------------------------------------------------------------------------------
                                                                          61,810
--------------------------------------------------------------------------------

Oil & Gas - Canadian Integrated (0.59%)
         1,800  Suncor Energy, Inc.                                       32,148
--------------------------------------------------------------------------------


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds

================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (92.93%) - CONTINUED
Oil & Gas - Drilling (2.09%)
         1,500  ENSCO International, Inc.                             $   40,890
           700  Noble Corp.*                                              27,020
         1,500  Transocean, Inc.                                          46,725
--------------------------------------------------------------------------------
                                                                         114,635
--------------------------------------------------------------------------------

Oil & Gas - Field Services (0.43%)
           700  BJ Services Co.*                                          23,715
--------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (1.50%)
         1,900  Weatherford International Ltd.*                           82,080
--------------------------------------------------------------------------------

Retail - Consumer Electronics (1.26%)
         1,900  Best Buy Co., Inc.*                                       68,970
--------------------------------------------------------------------------------

Retail - Home Furnishings (1.52%)
         2,200  Bed Bath & Beyond, Inc.*                                  83,028
--------------------------------------------------------------------------------

Retail - Mail Order & Direct (0.99%)
         2,300  USA Interactive*                                          53,935
--------------------------------------------------------------------------------

Retail - Major Discount Chains (1.71%)
         1,700  Wal-Mart Stores, Inc.                                     93,517
--------------------------------------------------------------------------------

Retail - Miscellaneous/Diversified (0.56%)
         1,500  Hollywood Entertainment Corp.*                            31,020
--------------------------------------------------------------------------------

Retail - Restaurants (5.03%)
         5,900  Brinker International, Inc.*                             187,325
         2,800  P.F. Chang's China Bistro, Inc.*                          87,976
--------------------------------------------------------------------------------
                                                                         275,301
--------------------------------------------------------------------------------

Retail/Wholesale - Building Products (1.00%)
         1,500  Home Depot, Inc.                                          55,095
--------------------------------------------------------------------------------

Telecommunications - Equipment (0.96%)
         2,600  UTStarcom, Inc.*                                          52,442
--------------------------------------------------------------------------------

Total Common Stock
(Cost $5,465,258)                                                      5,083,505
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (7.06%)
         $386,000 State Street Repurchase Agreement,
                  1.92%, dated 6/28/02, due 7/1/02,
                  to be repurchased at $386,062#                         386,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $386,000)                                                          386,000
--------------------------------------------------------------------------------
Total Investments (Cost $5,851,258) (99.99%)                           5,469,505
Total Other Assets, Less Liabilities (0.01%)                                 504
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                  $5,470,009
--------------------------------------------------------------------------------

* Non-income producing security.
# - The repurchase agreement is fully collateralized by U.S. government and/or government agency obligations based on market prices at the date of this schedule of investments.

See notes to financial statements.


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

8

BERGER IPT-LARGE CAP       Ticker Symbol                                   BGINX
GROWTH FUND                PORTFOLIO MANAGER COMMENTARY    STEVEN L. FOSSEL, CFA
================================================================================

Market Conditions

During the first half of 2002, the major stock-market averages gave up essentially all of their gains from the fourth quarter of 2001 and closed near their post-9/11 recession lows, despite renewed growth in the economy. In the first quarter, continued positive economic news was overshadowed by a new crisis of confidence brought about by the Enron bankruptcy and concerns related to the escalating conflict in the Middle East. In the second quarter, additional reports of accounting improprieties, bankruptcies and near- bankruptcies, as well as other corporate management and governance issues, produced a more serious loss of confidence, and the stock market sold off sharply. Economic growth continued in the second quarter, although at a slower pace than in the first quarter. But the primary issue for the market, in our opinion, was -and is- a crisis of confidence.

Fund Performance

Against this backdrop, the Berger IPT-Large Cap Growth Fund (the "Fund") posted a 24.22% loss for the six-month period ended June 30, 2002, underperforming its benchmark, the Russell 1000 Growth Index,1 which posted a 20.78% decline, and a 13.16% decline in the Standard & Poor's (S&P) 500 Index.2 We attribute much of the Fund's underperformance to one holding: Tyco International Ltd. Throughout the period, we slowly reduced the Fund's position in the stock in an attempt to manage risk and sold out completely following former CEO Dennis Koslowski's indictment for tax evasion. While we believed Tyco had attractive business prospects and was inexpensive, we could not overlook management's lack of credibility.

Throughout the first six months of 2002, we strove to position the Fund to benefit from an improving economy by adding more cyclical stocks to the portfolio. We established small positions in the previously unrepresented areas of basic materials and transportation. We also reduced the Fund's weighting in the technology and capital goods sectors and increased its weighting in healthcare and consumer cyclical stocks.

After rallying at the end of the fourth quarter 2001, technology stocks in general declined sharply in the first part of 2002. Software stocks VeriSign, Inc. and Check Point Software Technologies Ltd. in particular both hurt the Fund's performance this period. Corporate spending in these areas was weaker than expected, and earnings expectations for the remainder of the year are dismal. As a result, the stocks were sold.

The Fund's healthcare holdings performed well this period. Healthcare services stocks such as Tenet Healthcare Corp., HCA, Inc. and Wellpoint Health Networks, Inc. were strong performers. We believe the continuation of strong pricing and volume trends has led to faster-than-expected earnings growth for these companies. Allergan, Inc., a new holding, also performed well.

Results in the consumer area were mixed. Cable stocks including Charter Communications, Inc. and Comcast Corp. performed poorly. Both companies have rolled out new services that we believe will contribute to growth longer term. Near term, however, they are being punished for their lack of positive free cash flow. We sold Charter, but maintained the Fund's position in Comcast because we believe the company should see substantial savings and improved growth from its pending acquisition of AT&T Broadband.

In other areas, Sprint Corp. (PCS Group), a wireless services provider, suffered a large decline for reasons similar to the cable stocks; they are highly leveraged and are cash-flow-negative. The stock was sold. In financials, Fifth Third Bancorp., a regional bank, continues to execute well and was a positive contributor to Fund performance this period. Energy stocks such as Weatherford International Ltd. were positive contributors to the Fund's performance as higher commodity prices led to increased drilling activity. Defense stocks also performed well. The Fund realized gains in Northrop Grumman Corp. and Raytheon Co.; the proceeds from the sale of these two holdings were used to establish a new position in Lockheed Martin Corp.

Outlook

Our fundamental growth team believes the economy is on a path of sustained, moderate growth. Further, and perhaps more important, we believe that low inflation, moderate unit labor costs and strong productivity gains should result in a rebound in corporate profits growth in the quarters ahead. Historically, a corporate profit rebound would be good news for stocks. However, until the crisis of confidence passes, we believe stocks may not respond to improving fundamentals. Nevertheless, we are optimistic that, in time, companies with good fundamentals should win out and the bear market will come to an end.


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER IPT-LARGE CAP GROWTH FUND-GROWTH OF $10,000

[GRAPH]

Berger IPT-Large Cap
  Growth Fund                   $13,997

Russell 1000 Growth Index       $13,383

S&P 500 Index                   $16,583

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002

One Year                (32.57)%

Five Year                 2.58%

Life of Fund (5/1/96)     5.60%


(1) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

(2) The Standard and Poor's 500 Index is a market capitalization weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and Over-the-Counter market. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

OPINIONS AND FORECASTS REGARDING SECTORS, INDUSTRIES, COMPANIES AND/OR THEMES ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY. PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Returns for periods of less than one year are not annualized. Due to market volatility, the Fund's current performance may be lower than the figures shown. Please visit our web site at berger.com for more current performance information.

================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (95.11%)
Aerospace/Defense (1.49%)
          4,300  Lockheed Martin Corp.                                  $298,850
--------------------------------------------------------------------------------

Banks - Money Center (1.77%)
          9,173  Citigroup, Inc.                                         355,454
--------------------------------------------------------------------------------

Banks - Super Regional (1.70%)
          5,125  Fifth Third Bancorp                                     341,580
--------------------------------------------------------------------------------

Commercial Services - Advertising (0.50%)
          2,200  Omnicom Group, Inc.                                     100,760
--------------------------------------------------------------------------------

Computer - Manufacturers (2.22%)
         11,300  Dell Computer Corp.*                                    295,382
          2,090  International Business Machines Corp.                   150,480
--------------------------------------------------------------------------------
                                                                         445,862
--------------------------------------------------------------------------------

Computer - Networking (2.43%)
          5,000  Brocade Communications Systems, Inc.*                    87,400
         28,718  Cisco Systems, Inc.*                                    400,616
--------------------------------------------------------------------------------
                                                                         488,016
--------------------------------------------------------------------------------

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (95.11%) - CONTINUED
Computer Software - Desktop (6.21%)
          8,000  Adobe Systems, Inc.                                  $  228,000
         18,660  Microsoft Corp.*                                      1,020,702
--------------------------------------------------------------------------------
                                                                       1,248,702
--------------------------------------------------------------------------------

Computer Software - Enterprise (0.57%)
         12,000  Oracle Corp.*                                           113,640
--------------------------------------------------------------------------------

Diversified Operations (0.73%)
          9,980  AOL Time Warner, Inc.*                                  146,806
--------------------------------------------------------------------------------

Electrical - Equipment (4.05%)
         28,020  General Electric Co.                                    813,981
--------------------------------------------------------------------------------

Electronics - Miscellaneous Products (1.05%)
          9,300  Celestica, Inc.*                                        211,203
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (1.64%)
          6,600  Applied Materials, Inc.*                                125,532
          4,630  KLA-Tencor Corp.*                                       203,674
--------------------------------------------------------------------------------
                                                                         329,206
--------------------------------------------------------------------------------


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

10

BERGER IPT-LARGE CAP
GROWTH FUND
================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (95.11%) - CONTINUED
Electronics - Semiconductor Manufacturing (6.32%)
         12,400  Analog Devices, Inc.*                               $   368,280
         17,000  Intel Corp.                                             310,590
          6,000  Intersil Corp. - Class A*                               128,280
          4,400  Micron Technology, Inc.*                                 88,968
         15,800  Texas Instruments, Inc.                                 374,460
--------------------------------------------------------------------------------
                                                                       1,270,578
--------------------------------------------------------------------------------

Finance - Consumer/Commercial Loans (1.40%)
          4,600  Capital One Financial Corp.                             280,830
--------------------------------------------------------------------------------

Finance - Investment Brokers (1.02%)
          2,800  Goldman Sachs Group, Inc.                               205,380
--------------------------------------------------------------------------------

Finance - Mortgage & Related Services (2.07%)
          2,000  Fannie Mae                                              147,500
          4,400  Freddie Mac                                             269,280
--------------------------------------------------------------------------------
                                                                         416,780
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (3.11%)
         14,100  Concord EFS, Inc.*                                      424,974
          5,400  First Data Corp.                                        200,880
--------------------------------------------------------------------------------
                                                                         625,854
--------------------------------------------------------------------------------

Food - Miscellaneous Preparation (1.05%)
          4,400  Pepsico, Inc.                                           212,080
--------------------------------------------------------------------------------

Insurance - Diversified (1.55%)
          4,580  American International Group, Inc.                      312,493
--------------------------------------------------------------------------------

Internet - E*Commerce (0.95%)
          3,100  eBay, Inc.*                                             191,022
--------------------------------------------------------------------------------

Leisure - Products (0.51%)
          2,000  Harley-Davidson, Inc.                                   102,540
--------------------------------------------------------------------------------

Leisure Services (1.10%)
          8,000  Carnival Corp.                                          221,520
--------------------------------------------------------------------------------

Media - Cable/Satellite TV (2.06%)
         11,850  Comcast Corp. - Special Class A*                        282,504
          7,100  EchoStar Communications
                 Corp. - Class A*                                        131,776
--------------------------------------------------------------------------------
                                                                         414,280
--------------------------------------------------------------------------------

Media - Radio/TV (2.88%)
          6,000  Clear Channel Communications, Inc.*                     192,120
          8,700  Viacom, Inc. - Class B                                  386,019
--------------------------------------------------------------------------------
                                                                         578,139
--------------------------------------------------------------------------------

Medical - Biomedical/Biotechnology (1.93%)
          9,280  Amgen, Inc.*                                            388,646
--------------------------------------------------------------------------------

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (95.11%) - CONTINUED
Medical - Drug/Diversified (2.88%)
          4,700  Abbott Laboratories                                  $  176,955
          7,700  Johnson & Johnson                                       402,402
--------------------------------------------------------------------------------
                                                                         579,357
--------------------------------------------------------------------------------

Medical - Ethical Drugs (11.62%)
          3,000  Allergan, Inc.                                          200,250
          1,800  Eli Lilly & Co.                                         101,520
         26,800  Pfizer, Inc.                                            938,000
         14,280  Pharmacia Corp.                                         534,786
         10,990  Wyeth                                                   562,688
--------------------------------------------------------------------------------
                                                                       2,337,244
--------------------------------------------------------------------------------

Medical - Genetics (1.05%)
          6,330  Genentech, Inc.*                                        212,055
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (0.97%)
          2,500  Wellpoint Health Networks*                              194,525
--------------------------------------------------------------------------------

Medical - Hospitals (4.66%)
         10,300  HCA, Inc.                                               489,250
          6,250  Tenet Healthcare Corp.*                                 447,188
--------------------------------------------------------------------------------
                                                                         936,438
--------------------------------------------------------------------------------

Medical - Products (3.02%)
          9,200  Baxter International, Inc.                              408,940
          4,650  Medtronic, Inc.                                         199,253
--------------------------------------------------------------------------------
                                                                         608,193
--------------------------------------------------------------------------------

Medical - Wholesale Drugs/Supplies (2.14%)
          7,000  Cardinal Health, Inc.                                   429,870
--------------------------------------------------------------------------------

Metal Ores - Miscellaneous (1.14%)
          6,900  Alcoa, Inc.                                             228,735
--------------------------------------------------------------------------------

Oil & Gas - Drilling (1.05%)
          6,800  Transocean, Inc.                                        211,820
--------------------------------------------------------------------------------

Oil & Gas - International Integrated (1.32%)
          3,280  TotalFinaElf SA - Spon. ADR                             265,352
--------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (1.48%)
          6,900  Weatherford International Ltd.*                         298,080
--------------------------------------------------------------------------------

Retail - Consumer Electronics (1.33%)
          7,350  Best Buy Co., Inc.*                                     266,805
--------------------------------------------------------------------------------

Retail - Mail Order & Direct (0.93%)
          8,000  USA Interactive*                                        187,600
--------------------------------------------------------------------------------


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds

================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (95.11%) - CONTINUED
Retail - Major Discount Chains (4.26%)
          4,500  Costco Wholesale Corp.*                             $   173,790
         12,400  Wal-Mart Stores, Inc.                                   682,124
--------------------------------------------------------------------------------
                                                                         855,914
--------------------------------------------------------------------------------

Retail/Wholesale - Building Products (3.79%)
         11,500  Home Depot, Inc.                                        422,395
          7,500  Lowe's Companies, Inc.                                  340,500
--------------------------------------------------------------------------------
                                                                         762,895
--------------------------------------------------------------------------------

Soap & Cleaning Preparations (0.98%)
          2,200  Procter & Gamble Co.                                    196,460
--------------------------------------------------------------------------------

Telecommunications - Equipment (1.14%)
          8,134  Nokia Corp. - Spon. ADR                                 117,780
          4,040  QUALCOMM, Inc.*                                         111,060
--------------------------------------------------------------------------------
                                                                         228,840
--------------------------------------------------------------------------------

Transportation - Air Freight (1.04%)
          3,900  FedEx Corp.                                             208,260
--------------------------------------------------------------------------------
Total Common Stock
(Cost $21,391,082)                                                    19,122,645
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (3.29%)
       $662,000  State Street Repurchase Agreement,
                 1.92%, dated 6/28/02, due 7/1/02,
                 to be repurchased at $662,106#                          662,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $662,000)                                                          662,000
--------------------------------------------------------------------------------
Total Investments (Cost $22,053,082) (98.40%)                         19,784,645
Total Other Assets, Less Liabilities (1.60%)                             321,689
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                 $20,106,334
--------------------------------------------------------------------------------

*Non-income producing security.
ADR - American Depositary Receipt.
# - The repurchase agreement is fully collateralized by U.S. government and/or government agency obligations based on market prices at the date of this schedule of investments.

See notes to financial statements.


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

12

BERGER IPT-
SMALL COMPANY                Ticker Symbol                                BSCOX
GROWTH FUND                  PORTFOLIO MANAGER COMMENTARY    JAY W. TRACEY, CFA
================================================================================

Effective July 19, 2002, Jay Tracey assumed management of the Berger IPT-Small Company Growth Fund.

Market Conditions

During the first half of 2002, the major stock-market averages gave up essentially all of their gains from the fourth quarter of 2001 and closed near their post-9/11 recession lows, despite renewed growth in the economy. In the first quarter, continued positive economic news was overshadowed by a new crisis of confidence brought about by the Enron bankruptcy and concerns related to the escalating conflict in the Middle East. In the second quarter, additional reports of accounting improprieties, bankruptcies and near- bankruptcies, as well as other corporate management and governance issues, produced a more serious loss of confidence, and the stock market sold off sharply. Economic growth continued in the second quarter, although at a slower pace than in the first quarter. But the primary issue for the market, in our opinion, was -and is- a crisis of confidence.

Fund Performance

The Berger IPT-Small Company Growth Fund (the "Fund") posted a 29.16% loss for the six-month period ended June 30, 2002, underperforming its benchmark, the Russell 2000 Growth Index,1 which posted a 17.35% loss, and a 4.70% loss in the Russell 2000 Index.2 We attribute this underperformance to the Fund's aggressive stance and some company-specific disappointments.

In general, the Fund's technology holdings disappointed this period, particularly companies in the software industry. SeeBeyond Technology Corp., an application integration software vendor, reported disappointing earnings as a result of a difficult technology spending environment. Genesis Microchip, Inc., a manufacturer of semiconductors for flat panel displays, saw its stock decline after announcing that an acquisition would not be accretive to earnings immediately. We sold the position late in the first quarter. We continue to hold technology stocks we believe are fundamentally well-positioned to benefit from an upturn in the economy despite their short-term issues.

The Fund's relative underweight in financial services companies hurt performance this period. In general, most banks do not meet our growth-rate criteria, and as a result we were underweighted in financial companies relative to the benchmark. Banks in particular posted strong results this period.

Results in the consumer discretionary sector were mixed this period. Restaurants continued to post strong earnings and their stock prices reflected that strength. P.F. Chang's China Bistro, Inc. in particular was a strong performer this period. Other areas, such as radio broadcasters, were negative contributors to the Fund's performance. In addition to a weak advertising environment, many of these companies are carrying debt on their balance sheets from past acquisitions. We anticipate that the Fund's holdings, including Cumulus Media, Inc., should post stronger results when accounting concerns dissipate, and we have been adding to positions on this weakness.

Telecommunications stocks had a negative effect on Fund performance this period. Stock prices of companies such as Sprint affiliate Airgate PCS, Inc. suffered as subscriber growth among wireless service providers slowed tremendously throughout the first half of 2002. Because growth prospects in this sector no longer appear attractive to us, we sold many of the Fund's telecommunications holdings this period.

The Fund's biotechnology holdings performed poorly this period. ICOS Corp.'s new product launch was delayed by the FDA, and anti-cancer product developer Cell Therapeutics, Inc. saw its stock price decline despite showing strong clinical data. Although investor sentiment on the biotechnology group is quite negative presently, many of these companies continue to meet expectations for product sales and milestones for new drug development, and we expect these stocks to perform better going forward. There were a few bright spots in healthcare, including Accredo Health, Inc., a distributor of specialty pharmaceutical products.

Energy services and producer holdings performed relatively well this period. These include drilling stocks such as Rowan Companies, Inc., which is benefiting from increased drilling activity in the Gulf of Mexico.

Outlook

Our fundamental growth team believes the economy is on a path of sustained, moderate growth. Further, and perhaps more important, we believe that low inflation, moderate unit labor costs and strong productivity gains should result in a rebound in corporate profits growth in the quarters ahead. Historically, a corporate profit rebound would be good news for stocks. However, until the crisis of confidence passes, we believe stocks may not respond to improving fundamentals. Nevertheless, we are optimistic that, in time, companies with good fundamentals should win out and the bear market will come to an end.


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds

PERFORMANCE OVERVIEW

================================================================================

BERGER IPT-SMALL COMPANY GROWTH FUND-GROWTH OF $10,000

[GRAPH]

Berger IPT-Small Company Growth Fund    $10,359

Russell 2000 Growth Index               $ 8,952

Russell 2000 Index                      $14,410


AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,2002

One Year                                (43.98)%
Five Year                                (0.04)%
Life of Fund (5/1/96)                     0.57%


(1) Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

(2) Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, and represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The index had a total market capitalization range of approximately $1.3 billion to $128 million. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

OPINIONS AND FORECASTS REGARDING SECTORS,INDUSTRIES,COMPANIES AND/OR THEMES ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY. PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Returns for periods of less than one year are not annualized. The Fund's performance has sustained significant gains and losses due to market volatility in the technology sector, and current performance may be lower than the figures shown. Investments in small company stocks may involve greater risks, including price volatility, and rewards than investments in larger companies. Please visit our web site at berger.com for more current performance information.


SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (99.72%)
Auto/Truck - Original Equipment (0.56%)
         4,330  Superior Industries
                International, Inc.                                   $  200,263
--------------------------------------------------------------------------------

Banks - West/Southwest (2.42%)
         9,360  Cullen/Frost Bankers, Inc.                               336,492
         5,680  East West Bancorp., Inc.                                 196,074
         5,740  Southwest Bancorp. of Texas, Inc.*                       207,903
         8,830  Sterling Bancshares, Inc.                                130,419
--------------------------------------------------------------------------------
                                                                         870,888
--------------------------------------------------------------------------------

Commercial Services - Miscellaneous (6.84%)
        16,605  FTI Consulting, Inc.*                                    581,341
        32,090  PRG-Schultz International, Inc.*                         395,028
        43,260  The Corporate Executive Board Co.*                     1,481,655
--------------------------------------------------------------------------------
                                                                       2,458,024
--------------------------------------------------------------------------------

Commercial Services - Staffing (2.53%)
        14,690  AMN Healthcare Services, Inc.*                           514,297
        46,460  MPS Group, Inc.*                                         394,910
--------------------------------------------------------------------------------
                                                                         909,207
--------------------------------------------------------------------------------

Computer - Integrated Systems (1.69%)
        18,910  Manhattan Associates, Inc.*                              608,145
--------------------------------------------------------------------------------


                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (99.72%) - CONTINUED
Computer - Services (2.49%)
        16,240  Anteon International Corp.*                           $  410,547
         6,190  CACI International, Inc.*                                236,396
        10,860  Veridian Corp.*                                          246,522
--------------------------------------------------------------------------------
                                                                         893,465
--------------------------------------------------------------------------------

Computer Software - Desktop (0.35%)
        17,340  Roxio, Inc.*                                             124,847
--------------------------------------------------------------------------------

Computer Software - Enterprise (3.43%)
         9,570  HPL Technologies, Inc.*                                  144,124
        32,250  J.D. Edwards & Co.*                                      391,838
        18,630  JDA Software Group, Inc.*                                526,484
        54,390  SeeBeyond Technology Corp.*                              168,609
--------------------------------------------------------------------------------
                                                                       1,231,055
--------------------------------------------------------------------------------

Computer Software - Medical (1.90%)
        10,870  Cerner Corp.*                                            519,912
        12,500  IDX Systems Corp.*                                       162,750
--------------------------------------------------------------------------------
                                                                         682,662
--------------------------------------------------------------------------------

Cosmetics/Personal Care (0.58%)
        13,560  NBTY, Inc.*                                              209,909
--------------------------------------------------------------------------------


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

14

BERGER IPT-
SMALL COMPANY
GROWTH FUND

================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (99.72%) - CONTINUED
Diversified Operations (1.47%)
        12,960  Tredegar Corp.                                         $ 312,984
        16,210  Walter Industries, Inc.                                  216,404
--------------------------------------------------------------------------------
                                                                         529,388
--------------------------------------------------------------------------------

Electrical - Control Instruments (0.78%)
        13,690  Helix Technology Corp.                                   282,014
--------------------------------------------------------------------------------

Electrical - Equipment (1.28%)
        20,660  Advanced Energy Industries, Inc.*                        458,239
--------------------------------------------------------------------------------

Electronics - Laser Systems/Components (0.52%)
         5,290  Cymer, Inc.*                                             185,362
--------------------------------------------------------------------------------

Electronics - Military Systems (0.68%)
        13,340  The Titan Corp.*                                         243,989
--------------------------------------------------------------------------------

Electronics - Scientific Instruments (0.94%)
        11,260  Photon Dynamics, Inc.*                                   337,800
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (4.55%)
        37,630  Axcelis Technologies, Inc. *                             425,219
        56,690  ChipPAC, Inc. - Class A*                                 350,344
        18,160  Kulicke and Soffa Industries, Inc.*                      225,002
        12,320  MKS Instruments, Inc.*                                   247,262
        15,780  Mykrolis Corp.*                                          186,362
         5,890  Varian Semiconductor Equipment
                Associates, Inc.*                                        199,848
--------------------------------------------------------------------------------
                                                                       1,634,037
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (4.10%)
        17,290  Amkor Technology, Inc.*                                  107,544
        67,500  Atmel Corp.*                                             422,550
        19,430  Lattice Semiconductor Corp.*                             169,818
        13,600  Sandisk Corp.*                                           168,640
         9,740  Semtech Corp.*                                           260,058
        12,680  Silicon Laboratories, Inc.*                              343,121
--------------------------------------------------------------------------------
                                                                       1,471,731
--------------------------------------------------------------------------------

Finance - Consumer/Commercial Loans (1.91%)
        24,520  Americredit Corp.*                                       687,785
--------------------------------------------------------------------------------

Finance - Investment Management (2.11%)
        12,300  Affiliated Managers Group, Inc.*                         756,450
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (3.37%)
        36,130  Investors Financial Services Corp.                     1,211,800
--------------------------------------------------------------------------------

Household - Audio/Video (0.89%)
         6,480  Harman International Industries, Inc.                    319,140
--------------------------------------------------------------------------------

Household/Office Furniture (0.46%)
         5,510  Furniture Brands International, Inc.*                    166,678
--------------------------------------------------------------------------------


                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (99.72%) - CONTINUED
Insurance - Accident & Health (0.69%)
        10,410  American Medical Security
                Group, Inc.*                                          $  249,320
--------------------------------------------------------------------------------

Internet - E*Commerce (0.66%)
         7,620  Overstock.com, Inc.*                                     107,061
         6,390  Paypal, Inc.*                                            129,084
--------------------------------------------------------------------------------
                                                                         236,145
--------------------------------------------------------------------------------

Internet - Security/Solutions (1.22%)
        47,830  Digital River, Inc.*                                     439,558
--------------------------------------------------------------------------------

Internet - Software (1.12%)
        24,410  Concord Communications, Inc.*                            402,277
--------------------------------------------------------------------------------

Leisure - Gaming/Equipment (0.21%)
         9,420  Scientific Games Corp. - Class A*                         74,795
--------------------------------------------------------------------------------

Machinery - General Industrial (1.06%)
        12,810  Flowserve Corp.*                                         381,738
--------------------------------------------------------------------------------

Media - Radio/TV (2.04%)
        21,400  Cumulus Media, Inc. - Class A*                           294,892
        11,190  Radio One, Inc. - Class D*                               166,395
        27,130  Spanish Broadcasting
                System, Inc.- Class A*                                   271,300
--------------------------------------------------------------------------------
                                                                         732,587
--------------------------------------------------------------------------------

Medical - Biomedical/Biotechnology (4.60%)
        22,680  Celgene Corp.*                                           347,003
        50,200  Cell Therapeutics, Inc.*                                 274,042
         8,770  Enzon, Inc.*                                             215,830
        12,820  InterMune, Inc.*                                         270,502
        11,520  Invitrogen Corp.*                                        368,755
        23,880  Medarex, Inc.*                                           177,190
--------------------------------------------------------------------------------
                                                                       1,653,322
--------------------------------------------------------------------------------

Medical - Ethical Drugs (0.75%)
        13,110  First Horizon Pharmaceutical Corp.*                      271,246
--------------------------------------------------------------------------------

Medical - Generic Drugs (3.85%)
        17,710  Eon Labs, Inc.*                                          315,061
        31,130  SICOR, Inc.*                                             577,150
        20,050  Taro Pharmaceutical Industries Ltd.*                     491,626
--------------------------------------------------------------------------------
                                                                       1,383,837
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (2.28%)
        16,130  Centene Corp.*                                           499,707
        10,170  MID Atlantic Medical Services*                           318,830
--------------------------------------------------------------------------------
                                                                         818,537
--------------------------------------------------------------------------------

Medical - Products (3.55%)
         7,530  Bio-Rad Laboratories, Inc.*                              342,690
         8,550  INAMED Corp.*                                            228,456
        12,910  Therasense, Inc.*                                        238,448
        51,740  Thoratec Corp.*                                          465,143
--------------------------------------------------------------------------------
                                                                       1,274,737
--------------------------------------------------------------------------------


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds

================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (99.72%) - CONTINUED
Medical - Systems/Equipment (0.36%)
         5,560  CTI Molecular Imaging, Inc.*                         $   127,546
--------------------------------------------------------------------------------

Medical/Dental - Services (1.91%)
         9,407  Accredo Health, Inc.*                                    434,039
         4,730  DIANON Systems, Inc.*                                    252,677
--------------------------------------------------------------------------------
                                                                         686,716
--------------------------------------------------------------------------------

Medical/Dental - Supplies (0.60%)
         4,540  The Cooper Companies, Inc.                               213,834
--------------------------------------------------------------------------------

Oil & Gas - Drilling (6.08%)
         9,510  Helmerich & Payne, Inc.                                  339,697
        11,490  Patterson-UTI Energy, Inc.*                              324,363
         7,910  Precision Drilling Corp.*                                274,793
        17,930  Pride International, Inc.*                               280,784
        45,020  Rowan Companies, Inc.                                    965,679
--------------------------------------------------------------------------------
                                                                       2,185,316
--------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (1.74%)
        45,830  Grant Prideco, Inc.*                                     623,288
--------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (1.29%)
        10,920  Evergreen Resources, Inc.*                               464,100
--------------------------------------------------------------------------------

Retail - Apparel/Shoe (4.27%)
         2,290  Aeropostale, Inc.*                                        62,677
        10,595  AnnTaylor Stores Corp.*                                  269,007
        15,960  Charlotte Russe Holding, Inc.*                           356,387
        18,380  Hot Topic, Inc.*                                         490,930
        16,060  Pacific Sunwear of California, Inc.*                     356,050
--------------------------------------------------------------------------------
                                                                       1,535,051
--------------------------------------------------------------------------------

Retail - Home Furnishings (1.98%)
        11,540  Linens 'n Things, Inc.*                                  378,627
        10,850  Williams-Sonoma, Inc.*                                   332,661
--------------------------------------------------------------------------------
                                                                         711,288
--------------------------------------------------------------------------------

Retail - Miscellaneous/Diversified (1.10%)
        11,670  Guitar Center, Inc.*                                     216,479
        13,870  West Marine, Inc.*                                       176,981
--------------------------------------------------------------------------------
                                                                         393,460
--------------------------------------------------------------------------------

Retail - Restaurants (1.70%)
         3,870  AFC Enterprises, Inc.*                                   120,937
        15,640  P.F. Chang's China Bistro, Inc.*                         491,409
--------------------------------------------------------------------------------
                                                                         612,346
--------------------------------------------------------------------------------

Retail - Super/Mini Markets (0.94%)
         7,020  Whole Foods Market, Inc.*                                338,504
--------------------------------------------------------------------------------

Retail/Wholesale - Auto Parts (0.37%)
         9,420  CSK Auto Corp.*                                          131,315
--------------------------------------------------------------------------------

Retail/Wholesale - Food (1.02%)
        20,190  Fleming Companies, Inc.                                  366,449
--------------------------------------------------------------------------------

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (99.72%) - CONTINUED
Steel - Specialty Alloys (0.16%)
         4,840  Liquidmetal Technologies*                            $    56,144
--------------------------------------------------------------------------------

Telecommunications - Equipment (2.56%)
        70,530  Arris Group, Inc.*                                       315,974
        28,180  Harmonic, Inc.*                                          103,111
        24,900  UTStarcom, Inc.*                                         502,233
--------------------------------------------------------------------------------
                                                                         921,318
--------------------------------------------------------------------------------

Textile - Apparel Manufacturing (0.41%)
         5,990  Quicksilver, Inc.*                                       148,551
--------------------------------------------------------------------------------

Transportation - Services (1.85%)
        26,100  EGL, Inc.*                                               442,656
        12,840  Pacer International, Inc.*                               221,362
--------------------------------------------------------------------------------
                                                                         664,018
--------------------------------------------------------------------------------

Transportation - Truck (3.50%)
         7,100  CNF Transportation, Inc.                                 269,658
         8,280  J.B. Hunt Transport Services, Inc.*                      244,425
         5,760  Swift Transportation Co., Inc.*                          134,208
         4,750  USFreightways Corp.                                      179,883
        13,210  Yellow Corp.*                                            428,004
--------------------------------------------------------------------------------
                                                                       1,256,178
--------------------------------------------------------------------------------
Total Common Stock
(Cost $36,915,186)                                                    35,826,399
--------------------------------------------------------------------------------

PREFERRED STOCK - CONVERTIBLE (0.01%)
Telecommunications - Equipment (0.00%)
        39,167  Cidera, Inc. - Series D*@/                                    --
--------------------------------------------------------------------------------

Telecommunications - Wireless Services (0.01%)
         3,916  Mainstream Data, Inc.*@/                                   4,699
--------------------------------------------------------------------------------
Total Preferred Stock - Convertible
(Cost $342,691)                                                            4,699
--------------------------------------------------------------------------------
Total Investments (Cost $37,257,877) (99.73%)                         35,831,098
Total Other Assets, Less Liabilities (0.27%)                              96,746
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                 $35,927,844
--------------------------------------------------------------------------------

*Non-income producing security.

@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

/    Schedule of Restricted Securities and/or Illiquid Securities

                                                                               Fair Value
                                      Date                           Fair        as a %
                                    Acquired         Cost           Value     of Net Assets
                                   ----------     ----------     ----------   -------------
Cidera, Inc. -
Series D -
 Preferred Stock                     9/1/2000             --             --           0.00%
Mainstream Data, Inc. -
 Preferred Stock                    2/21/2002     $  342,691     $    4,699           0.01%

See notes to financial statements.


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

16

                           Ticker Symbol                                   BINLX
BERGER IPT-                PORTFOLIO MANAGER COMMENTARY    BANK OF IRELAND ASSET
INTERNATIONAL FUND                                        MANAGEMENT (U.S.) LTD.
================================================================================

Market Conditions

In the first quarter, the appearance of a possible economic recovery in the United States boosted prospects for other economies. Equity markets drifted lower early in the year before moving forward to finish the quarter in positive territory. However, fragile investor confidence prompted a slump in almost all developed equity markets in the second quarter. Business confidence levels rose in the first half of the period only to sink again following a series of announcements about manipulated financial statements and bankruptcies. Although most of the incidents occurred in the United States, debt loads, accounting inconsistencies and corporate governance around the globe came under renewed scrutiny as a result.

Fund Performance

The Berger IPT-International Fund (the "Fund") posted a 3.75% loss for the six-month period ended June 30, 2002, underperforming its benchmark, the MSCI EAFE Index, 1 which posted a 1.38% loss. The Fund's telecommunications and media holdings continue to be the main drivers of the negative performance, offset somewhat by gains in the consumer and oil sectors. The Fund's exposure to more economically sensitive stocks had a negative impact on performance this period. By positioning the Fund for a muted global economic recovery, we have tended to avoid cyclical stocks, which performed well during the first quarter as investors anticipated a sharp upturn in growth (which has yet to be realized).

As mentioned, Fund performance was hurt most by its telecommunications holdings. Alcatel SA and Nokia Oyj in particular were disappointments. French-quoted Alcatel's stock dropped with shrinking demand. Alcatel's management is responding by aggressively reducing costs with the hope of weathering the current slump. Shares in Finland's Nokia dropped as the company lowered its estimate for growth in the mobile-phone handset market. Within this sector, we were pleased with the performance of Canon, Inc. Canon's shares were boosted by results released in April that exceed the company's own projections. Aided by the fall in the yen during the early part of 2002, sales growth was strong in both digital copiers and cameras.

The Fund's healthcare holdings were some of its best performers this period. In particular, Novartis AG stood out as a positive contributor. The Swiss pharmaceutical company's stock rose after releasing positive earnings results and reiterating its earnings growth targets for 2002-D2005. GlaxoSmithKline PLC suffered alongside many of its American counterparts in that it suffered from patent issues. The company lost a court case validating the patent expiry of one of its key drugs, the antibiotic Augmentin, clearing the way for generic competition.

Results in the consumer sector were mixed. We were disappointed with the performance of Vivendi Universal SA. Vivendi, the French-quoted multimedia company, saw its stock slump amid concerns about the level of debt that it has amassed during its three-year acquisition spree. Koninklijke Ahold NV also disappointed us this period. Netherlands-based Ahold is an international food provider with leading supermarket companies in the United States, Europe, Latin America and Asia. The company's shares fell when the company restated financial statements to comply with U.S. accounting rules. On the positive side, Diageo PLC performed well this period. The U.K.-based beverage company's recent results were in line with expectations. Diageo continues to focus on its drinks business by aggressively pursuing the disposal of its Burger King franchise.

The Fund's energy holdings performed well this period. TotalFinaElf SA, the world's fifth-largest integrated oil company, benefited from the rise of crude oil prices and continued cost savings from the acquisitions of Petrofina and Elf Aquitane. Shares in ENI S.p.A., an Italian oil company, also increased this period after the company reported a rise in second-quarter oil and gas output.

In other areas, we were disappointed with the performance of Telefonica SA and Vodafone Group PLC. Telefonica is Spain's leading mobile and fixed-line telecommunications operator, and the largest fixed-line operator in Latin America. The company's tough domestic markets have been exacerbated by difficulties in South America, with the economic crisis in Argentina and the potential escalation of the Brazilian economy's woes. U.K.-quoted Vodafone has been hurt by worries about the ability of mobile phone companies to generate sufficient revenue from next-generation services, such as 3G, to justify the investments of the last few years.

Outlook

We believe current investor sentiment is at a level that does not bode well for equity markets in the near term. Until the issue of accounting credibility is resolved, markets may struggle to make sustainable gains. Going forward, we believe it is likely that equity returns will be lower than in recent periods of growth. The financial scandals of the last nine months are likely to keep investor enthusiasm muted in the short term, until it can be shown that these problems are being addressed. The investigations taking place should provide some solace in this regard.

As markets shake off the valuation excesses that were built up during the latter part of the 1990s, we believe attractive opportunities will emerge as the benefits of anticipated improved economic conditions feed through to corporate earnings. We continue to look for quality companies with strong balance sheets where we can identify value investment opportunities.


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER IPT-INTERNATIONAL FUND -- GROWTH OF $10,000

[GRAPH]

Berger IPT-International Fund    $10,285

MSCI EAFE Index                  $10,553


AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,2002

One Year                                 (10.88)%
Five Year                                  0.23%
Life of Fund (5/1/97)                      0.55%


(1) The Morgan Stanley Capital International EAFE Index represents developed overseas markets. The figures are shown gross of capital gains and dividends. One cannot invest directly in an index.

OPINIONS AND FORECASTS REGARDING SECTORS, INDUSTRIES, COMPANIES AND/OR THEMES ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY. PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

Foreign investing involves special risks, such as currency fluctuations and political and economic uncertainty, which are discussed further in the prospectus. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of,or endorsed or guaranteed in any way by, any bank.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Please visit our web site at berger.com for more current performance information.



SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                             June 30, 2002
------------------------------------------------------------------------------------------
Country/Shares  Company                         Industry                             Value
------------------------------------------------------------------------------------------
COMMON STOCK (99.92%)
Australia (3.52%)
         4,383  Brambles Industries Ltd.        Transport                       $   23,296
         7,520  Foster's Group Ltd.             Restaurants/Pubs/Breweries          19,985
         1,840  National Australia Bank Ltd.    Banks                               36,675
         3,727  News Corp. Ltd.                 Media & Photography                 20,313
         4,052  Westpac Banking Corp. Ltd.      Banks                               37,052
------------------------------------------------------------------------------------------
                                                                                   137,321
------------------------------------------------------------------------------------------

Belgium (0.47%)
           867  Fortis                          Banks                               18,443
------------------------------------------------------------------------------------------

China (0.75%)
       138,000  PetroChina Co. Ltd.             Oil & Gas                           29,370
------------------------------------------------------------------------------------------

Finland (0.69%)
         1,848  Nokia Oyj                       Information Technology Hardware     26,997
------------------------------------------------------------------------------------------

France (9.60%)
         1,800  Alcatel SA                      Information Technology Hardware     12,491
         1,623  Aventis SA                      Pharmaceuticals                    114,791
         2,985  AXA                             Insurance                           54,495
           380  Lafarge SA                      Construction & Building Materials   37,833
           850  TotalFinaElf SA - Class B       Oil & Gas                          137,749
           778  Vivendi Universal SA            Diversified Industrials             16,780
------------------------------------------------------------------------------------------
                                                                                   374,139
------------------------------------------------------------------------------------------


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

18

BERGER IPT-
INTERNATIONAL FUND

================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                         June 30, 2002
------------------------------------------------------------------------------------------------------
Country/Shares  Company                                 Industry                                 Value
------------------------------------------------------------------------------------------------------
COMMON STOCK (99.92%) - CONTINUED
Germany (6.44%)
           186  Allianz AG                              Insurance                           $   37,486
         1,624  Bayer AG                                Chemicals - Commodity                   51,948
         1,603  Bayerische Motoren Werke AG             Automobiles                             64,960
         1,669  E.ON AG                                 Diversified Industrials                 96,656
------------------------------------------------------------------------------------------------------
                                                                                               251,050
------------------------------------------------------------------------------------------------------

Hong Kong (1.85%)
         5,000  Cheung Kong (Holdings) Ltd.             Real Estate                             41,668
         4,000  Sun Hung Kai Properties Ltd.            Real Estate                             30,386
------------------------------------------------------------------------------------------------------
                                                                                                72,054
------------------------------------------------------------------------------------------------------

Italy (3.52%)
         5,169  ENI S.p.A.                              Oil & Gas                               82,035
         7,064  Telecom Italia S.p.A.                   Telecommunications Services             55,219
------------------------------------------------------------------------------------------------------
                                                                                               137,254
------------------------------------------------------------------------------------------------------

Japan (13.99%)
           340  Acom Co. Ltd.                           Specialty & Other Finance               23,231
         3,000  Canon, Inc. +                           Electronic & Electrical Equipment      113,378
         1,000  Fuji Photo Film Co. Ltd.                Media & Photography                     32,286
         7,000  Hitachi Ltd.                            Information Technology Hardware         45,259
         1,200  Honda Motor Co. Ltd.                    Automobiles                             48,655
           500  Hoya Corp.                              Electronic & Electrical Equipment       36,375
           300  Nintendo Co. Ltd.                       Entertainment/Leisure/Toys              44,175
            14  NTT DoCoMo, Inc. +                      Telecommunications Services             34,455
           200  Rohm Co. Ltd.                           Information Technology Hardware         29,850
           200  SMC Corp.                               Engineering & Machinery                 23,643
           500  Sony Corp.                              Household Goods & Textiles              26,405
         2,000  Takeda Chemical Industries Ltd. +       Pharmaceuticals                         87,765
------------------------------------------------------------------------------------------------------
                                                                                               545,477
------------------------------------------------------------------------------------------------------

Netherlands (12.22%)
         3,935  ABN Amro Holding NV                     Banks                                   71,333
           650  Heineken NV                             Beverages                               28,474
         5,475  ING Groep NV                            Banks                                  140,322
         3,230  Koninklijke Ahold NV                    Food & Drug Retailers                   67,819
         3,041  Koninklijke Philips Electronics NV      Household Goods & Textiles              84,744
         3,014  Reed Elsevier NV                        Media & Photography                     41,000
         1,115  TPG NV                                  Support Services                        25,137
           624  VNU NV                                  Media & Photography                     17,309
------------------------------------------------------------------------------------------------------
                                                                                               476,138
------------------------------------------------------------------------------------------------------

Portugal (0.27%)
         5,437  Electricidade de Portugal SA            Electricity                             10,505
------------------------------------------------------------------------------------------------------

Singapore (0.15%)
           500  Singapore Press Holdings Ltd.           Media & Photography                      5,633
------------------------------------------------------------------------------------------------------

South Korea (1.90%)
           600  Kookmin Bank - Spon. ADR *              Banks                                   29,490
           625  POSCO - ADR                             Steel & Other Materials                 17,044
           200  Samsung Electronics Co. Ltd. *          Electronic & Electrical Equipment       27,460
------------------------------------------------------------------------------------------------------
                                                                                                73,994
------------------------------------------------------------------------------------------------------

Spain (3.04%)
         8,354  Banco Santander Central Hispano SA      Banks                                   66,209
         6,213  Telefonica SA *                         Telecommunications Services             52,058
------------------------------------------------------------------------------------------------------
                                                                                               118,267
------------------------------------------------------------------------------------------------------

Switzerland (12.46%)
           595  Nestle SA                               Food Producers & Processors            138,428
         1,835  Novartis AG                             Pharmaceuticals                         80,523
           830  Roche Holding                           Pharmaceuticals                         62,605
         1,143  Swiss Reinsurance                       Insurance                              111,503
         1,845  UBS AG *                                Banks                                   92,590
------------------------------------------------------------------------------------------------------
                                                                                               485,649
------------------------------------------------------------------------------------------------------


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                         June 30, 2002
------------------------------------------------------------------------------------------------------
Country/Shares  Company                                 Industry                                 Value
------------------------------------------------------------------------------------------------------
COMMON STOCK (99.92%) - CONTINUED
United Kingdom (29.05%)
         1,650  3i Group PLC                            Investment Co.                      $   17,220
           825  AstraZeneca PLC                         Pharmaceuticals                         34,163
        14,014  Barclays PLC                            Banks                                  117,943
         1,719  Boots Co. PLC                           Retail Trade                            17,049
         6,934  BP PLC                                  Oil & Gas                               58,251
         3,084  British American Tobacco PLC            Tobacco                                 33,149
         5,279  Cadbury Schweppes PLC                   Food Producers & Processors             39,559
         6,053  Compass Group PLC                       Restaurants/Pubs/Breweries              36,730
         7,423  Diageo PLC                              Beverages                               96,425
         5,335  GlaxoSmithKline PLC                     Pharmaceuticals                        115,340
         6,220  Hilton Group PLC                        Leisure, Entertainment, & Hotels        21,646
         4,560  HSBC Holdings PLC                       Commercial Banks & Other Banks          52,456
        10,288  Lloyds TSB Group PLC                    Banks                                  102,427
         5,625  Prudential PLC                          Life Assurance                          51,457
         1,990  Railtrack Group PLC                     Transport                                6,736
         1,606  Reuters Group PLC                       Media & Photography                      8,521
         1,050  RMC Group PLC                           Construction & Building Materials       10,510
        13,333  Shell Transport & Trading Co. PLC       Oil & Gas                              100,624
         1,114  Smiths Group PLC                        Aerospace & Defense                     14,470
         8,564  Tesco PLC                               Food & Drug Retailers                   31,141
         3,510  TI Automotive Ltd. -
                Ordinary A Shares *@A                   Automobile Components                       --
         8,011  Unilever PLC                            Food Producers & Processors             73,040
        43,174  Vodafone Group PLC                      Telecommunications Services             59,243
         1,180  Wolseley PLC                            Construction & Building Materials       11,964
         2,640  WPP Group PLC                           Media & Photography                     22,299
------------------------------------------------------------------------------------------------------
                                                                                             1,132,363
------------------------------------------------------------------------------------------------------
Total Common Stock
(Cost $3,511,664)                                                                            3,894,654
------------------------------------------------------------------------------------------------------

RIGHTS (0.00%)
Hong Kong (0.00%)
         200    Cheung Kong (Holdings) Ltd. Rights      Real Estate                                 --
------------------------------------------------------------------------------------------------------
Total Rights
(Cost $0)                                                                                           --
------------------------------------------------------------------------------------------------------
Total Investments (Cost $3,511,664) (99.92%)                                                 3,894,654
Total Other Assets, Less (0.08%)                                                                 3,257
------------------------------------------------------------------------------------------------------
Net Assets (100.00%)                                                                        $3,897,911
------------------------------------------------------------------------------------------------------



Outstanding Forward Foreign Currency Contracts

                                                                             Unrealized
                            Contract         Maturity        Value on     Appreciation/
             Currency         Amount             Date   June 30, 2002    (Depreciation)
---------------------------------------------------------------------------------------
Sell     Japanese Yen      8,544,000        7/15/2002         $71,344         $ (6,187)
Sell     Japanese Yen      3,200,000        7/15/2002          26,720              995
Sell     Japanese Yen      2,520,000        7/22/2002          21,050           (1,664)
Sell     Japanese Yen      2,264,000        7/22/2002          18,912           (1,048)
Sell     Japanese Yen      6,595,000        8/13/2002          55,153           (3,588)
Sell     Japanese Yen      1,900,000        8/13/2002          15,889              592
Sell     Japanese Yen      1,357,000        8/28/2002          11,357               21
---------------------------------------------------------------------------------------
                                                             $220,425         $(10,879)
---------------------------------------------------------------------------------------

* Non-income producing security.
ADR - American Depositary Receipt.
PLC -  Public Limited Company.
+ - Security is designated as collateral for forward foreign currency contracts. @ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

/ Schedule of Restricted Securities and/or Illiquid Securities

                                                           Fair Value
                             Date               Fair         as a %
                         Acquired        Cost   Value    of Net Assets
----------------------------------------------------------------------
TI Automotive Ltd. -
Ordinary A Shares       6/30/2001         $0      $0         0.00%

See notes to financial statements.

                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

20

                               Ticker Symbol                               BIMVX
                               PORTFOLIO MANAGER COMMENTARY    THOMAS M. PERKINS
BERGER IPT-MIDCAP                                              ROBERT H. PERKINS
VALUE FUND                                                    JEFFREY KAUTZ, CFA
================================================================================

Market Conditions

Unlike the fourth quarter 2001, in which almost all economic sectors were up, there were mixed pockets of sector strength and weakness in the first quarter 2002. Our belief in March was that the strength could mark a return to more normal market conditions after the unusually strong fourth-quarter rally. However, weak capital spending, sluggish corporate profits, unethical accounting practices and geopolitical events had a dramatic impact on the markets in the second quarter. The situation was exacerbated in the last few weeks of the quarter. In our opinion, most of these negative influences may have run their full course and should ultimately become more positive. Unfortunately, the threat of terrorism and political unrest will likely be with us for the long term. And it is difficult to know if investors, who have generally bought stocks over the past decade, will decide to lower their high exposure to equities. Thus the market could enjoy sharp rallies but may remain in an intermediate-term downtrend. In this difficult market environment, we will keep our focus on seeking long-term value as it surfaces.

Fund Performance

The Berger IPT-Mid Cap Value Fund (the "Fund") posted a loss of 1.90% for the six months ended June 30, 2002, underperforming its benchmark, the Russell Midcap Value Index,1 which posted a 2.86% gain this period. We attribute this underperformance to the Fund's overweighted position in technology stocks.

Technology was the Fund's weakest performing sector this period. Throughout both quarters, we increased our exposure to this sector. Our somewhat aggressive overweight position in technology is hurting near-term performance. However, we continue to believe that this weakness presents long-term opportunity. We started new positions in IONA Technologies PLC, Micromuse, Inc., Openwave Systems, Inc., Comverse Technology, Inc., Autodesk, Inc. and SonicWall, Inc. Continued weakness in the telecommunications arena had a negative impact on the Fund's holdings both quarters. One exception was Asyst Technologies, Inc., which we sold on strength in the first quarter to reinvest in more attractively valued issues. Before the sharp quarter-end declines, we realized short-term losses and eliminated Tellabs, Inc., ADC Telecommunications, Inc. and Amdocs Ltd. These stocks were all directly affected by the unusually difficult telecommunications market.

After a strong first quarter, the Fund's healthcare holdings were down modestly in the second quarter. During the second quarter, we took profits in Health Management Associates, Inc. and purchased other rural hospital management companies in which we believe valuations appear more attractive, e.g., Province Healthcare Co. and LifePoint Hospitals, Inc.

In the consumer area, performance was mixed. We ended the first quarter underweighted in the consumer sector because we considered consumer-spending levels to be uncertain and felt there was less risk in other areas. We are now beginning to see some value opportunities materialize at the individual stock level. We initiated positions in three new consumer companies in the second quarter after they suffered sharp stock price declines: American Eagle Outfitters, Inc., Foot Locker, Inc. and O'Reilly Automotive, Inc.

In general, the Fund's energy holdings outperformed in the second quarter but gave back some of the gains they achieved in the first quarter. Commodity prices continued to rebound in the first quarter, and investors seemed to grow more optimistic about a cyclical upturn. Sentiment turned in the second quarter, though, and commodity prices experienced near-term weakness. We continue to like the long-term fundamentals for the sector and look to increase the Fund's exposure on weakness.

This period, financials were the Fund's largest sector weighting, and stocks in this sector were the Fund's largest positive contributors. In the first quarter, only one holding, Waddell & Reed Financial, Inc., declined in price and we took the opportunity to increase the Fund's position in the company. However, given current valuations and the potential for a Federal Reserve tightening cycle, we remain underweighted relative to the benchmark. We took profits in property and casualty insurers The St. Paul Companies, Inc. and Mercury General Corp., which had reached our sell-price targets.

Outlook

We are maintaining a somewhat cautious stance in terms of the Fund's positioning. While the economy appears to be recovering, albeit at a slower pace than many investors had hoped for, the near-term "headline risk" continues to run high. With terrorism warnings, accounting scandals and high-profile corporate misconduct dominating the news headlines, we believe the current high market P/E ratio is at risk. In our opinion, earnings growth will most likely not be strong enough to generate a sustainable market rally. Further, although we were net buyers as stocks declined, we are continuing to maintain above-normal cash levels. We still believe the most attractive long-term segment of the market is in small- and mid-cap stocks that are selling at below-average valuations of normalized earnings. While our overweighting of the technology sector was clearly premature, we see the most compelling opportunities stemming from this group and believe our patience will be rewarded over time. It is interesting to note that in recent index rebalancing, technology weightings in the value component increased. Just as irrational exuberance appears to have led to excessive valuations, current market pessimism seems to have created some unusual bargains.


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds


PERFORMANCE OVERVIEW
================================================================================

BERGER IPT-MID CAP VALUE FUND -- GROWTH OF $10,000

[GRAPH]


Berger IPT-Mid Cap Value Fund      $ 9,810

Russell Midcap Value Index         $10,286



TOTAL RETURN AS OF JUNE 30,2002

Life of Fund (12/31/01)                    (1.90)%

(1) Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value index. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

OPINIONS AND FORECASTS REGARDING SECTORS, INDUSTRIES, COMPANIES AND/OR THEMES ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY. PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Returns for periods of less than one year are not annualized. Due to market volatility, the Fund's current performance may be lower than the figures shown. Due to recent market volatility,the Fund may have an increased position in cash for temporary defensive purposes. Please visit our web site at berger.com for more current performance information.

================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                           June 30, 2002
------------------------------------------------------------------------
Shares                                                             Value
------------------------------------------------------------------------
COMMON STOCK (91.44%)
Auto/Truck - Original Equipment (2.66%)
        150  Autoliv, Inc.                                      $  3,780
         40  Magna International, Inc. - Class A                   2,754
------------------------------------------------------------------------
                                                                   6,534
------------------------------------------------------------------------

Banks - Northeast (1.24%)
        100  Wilmington Trust Corp.                                3,050
------------------------------------------------------------------------

Banks - Southeast (0.68%)
         50  Compass Bancshares, Inc.                              1,680
------------------------------------------------------------------------

Banks - Super Regional (1.33%)
        125  SouthTrust Corp.                                      3,265
------------------------------------------------------------------------

Building - Air Conditioning & Heating Products (1.08%)
         50  Tecumseh Products Co. - Class A                       2,654
------------------------------------------------------------------------

Building - Hand Tools (0.61%)
         50  Snap-On, Inc.                                         1,485
------------------------------------------------------------------------

Building - Heavy Construction (0.95%)
         60  Fluor Corp.                                           2,337
------------------------------------------------------------------------


                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
COMMON STOCK (91.44%) - CONTINUED
Building - Residential/Commercial (2.48%)
         45  Pulte Homes, Inc.                                        $    2,587
        100  Standard Pacific Corp.                                        3,508
--------------------------------------------------------------------------------
                                                                           6,095
--------------------------------------------------------------------------------

Building Products - Wood (1.00%)
         50  Rayonier, Inc.                                                2,457
--------------------------------------------------------------------------------

Chemicals - Specialty (0.95%)
        200  Hercules, Inc.*                                               2,320
--------------------------------------------------------------------------------

Commercial Services - Miscellaneous (0.60%)
         75  Convergys Corp.*                                              1,461
--------------------------------------------------------------------------------

Commercial Services - Staffing (0.68%)
        140  Spherion Corp.*                                               1,666
--------------------------------------------------------------------------------

Computer - Graphics (0.54%)
        100  Autodesk, Inc.                                                1,325
--------------------------------------------------------------------------------

Computer - Integrated Systems (0.76%)
         50  Diebold, Inc.                                                 1,862
--------------------------------------------------------------------------------


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

22

BERGER IPT-MID CAP
VALUE FUND
================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  June 30, 2002
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
COMMON STOCK (91.44%) - CONTINUED
Computer - Memory Devices (1.70%)
        100  Adaptec, Inc.*                                             $   789
        400  Advanced Digital Information Corp.*                          3,372
-------------------------------------------------------------------------------
                                                                          4,161
-------------------------------------------------------------------------------

Computer Software - Desktop (0.29%)
         80  Macromedia, Inc.*                                              710
-------------------------------------------------------------------------------

Computer Software - Enterprise (1.15%)
        200  IONA Technologies PLC - ADR*                                 1,060
        380  Micromuse, Inc.*                                             1,763
-------------------------------------------------------------------------------
                                                                          2,823
-------------------------------------------------------------------------------

Electronics - Measuring Instruments (0.53%)
         35  Mettler Toledo International, Inc.*                          1,290
-------------------------------------------------------------------------------

Electronics - Miscellaneous Components (0.90%)
        100  Vishay Intertechnology, Inc.*                                2,200
-------------------------------------------------------------------------------

Electronics - Scientific Instruments (1.40%)
        100  Newport Corp.*                                               1,566
         70  Waters Corp.*                                                1,869
-------------------------------------------------------------------------------
                                                                          3,435
-------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (0.41%)
         50  Asyst Technologies, Inc.*                                    1,018
-------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (0.81%)
         50  Fairchild Semiconductor Corp. - Class A*    1,215
        100  Silicon Storage Technology, Inc.*                              780
-------------------------------------------------------------------------------
                                                                          1,995
-------------------------------------------------------------------------------

Finance - Investment Brokers (1.01%)
         50  Legg Mason, Inc.                                             2,467
-------------------------------------------------------------------------------

Finance - Investment Management (2.90%)
        100  Franklin Resources, Inc.                                     4,264
        125  Waddell & Reed Financial, Inc. -
             Class A                                                      2,865
-------------------------------------------------------------------------------
                                                                          7,129
-------------------------------------------------------------------------------

Finance - Mortgage & Related Services (1.47%)
         75  Countrywide Credit Industries, Inc.                          3,619
-------------------------------------------------------------------------------

Finance - REIT (7.41%)
        100  Archstone-Smith Trust                                        2,670
         75  Avalonbay Communities, Inc.                                  3,502
        125  Equity Residential                                           3,594
        100  Home Properties Of New York, Inc.                            3,794
        100  Vornado Realty Trust                                         4,620
-------------------------------------------------------------------------------
                                                                         18,180
-------------------------------------------------------------------------------


                                                                  June 30, 2002
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
COMMON STOCK (91.44%) - CONTINUED
Finance - Savings & Loan (2.60%)
         50  Astoria Financial Corp.                                  $   1,603
        125  Webster Financial Corp.                                      4,780
-------------------------------------------------------------------------------
                                                                          6,383
-------------------------------------------------------------------------------

Household/Office Furniture (0.51%)
         50  La-Z-Boy, Inc.                                               1,261
-------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (4.59%)
         75  Cincinnati Financial Corp.                                   3,490
        100  IPC Holdings Ltd.                                            3,054
        150  Old Republic International Corp.                             4,725
-------------------------------------------------------------------------------
                                                                         11,269
-------------------------------------------------------------------------------

Internet - Security/Solutions (0.35%)
        170  SonicWall, Inc.*                                               853
-------------------------------------------------------------------------------

Internet - Software (1.65%)
        100  Filenet Corp.*                                               1,450
        200  Openwave Systems, Inc.*                                      1,122
        150  Webmethods, Inc.*                                            1,485
-------------------------------------------------------------------------------
                                                                          4,057
-------------------------------------------------------------------------------

Leisure - Hotels & Motels (1.05%)
        100  Fairmont Hotels & Resorts, Inc.                              2,578
-------------------------------------------------------------------------------

Leisure - Products (0.57%)
         50  Brunswick Corp.                                              1,400
-------------------------------------------------------------------------------

Leisure Services (2.53%)
         50  Carnival Corp.                                               1,385
        100  Cendant Corp.*                                               1,588
        125  Dollar Thrifty Automotive Group, Inc.*                       3,237
-------------------------------------------------------------------------------
                                                                          6,210
-------------------------------------------------------------------------------

Machinery - Construction/Mining (1.41%)
        200  Joy Global, Inc.*                                            3,468
-------------------------------------------------------------------------------

Machinery - General Industrial (1.33%)
         85  Briggs & Stratton Corp.                                      3,259
-------------------------------------------------------------------------------

Media - Periodicals (0.69%)
         90  The Reader's Digest Association, Inc. -
             Class A                                                      1,686
-------------------------------------------------------------------------------

Medical - Hospitals (1.34%)
         60  LifePoint Hospitals, Inc.*                                   2,179
         50  Province Healthcare Co.*                                     1,118
-------------------------------------------------------------------------------
                                                                          3,297
-------------------------------------------------------------------------------

Medical - Nursing Homes (1.64%)
        175  Manor Care, Inc.*                                            4,025
-------------------------------------------------------------------------------


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds
================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (91.44%) - CONTINUED
Medical/Dental - Services (2.11%)
        150  Omnicare, Inc.                                             $  3,939
        100  Quintiles Transnational Corp.*                                1,249
--------------------------------------------------------------------------------
                                                                           5,188
--------------------------------------------------------------------------------

Medical/Dental - Supplies (1.83%)
         50  Becton Dickinson & Co.                                        1,723
         75  Invacare Corp.                                                2,775
--------------------------------------------------------------------------------
                                                                           4,498
--------------------------------------------------------------------------------

Metal - Processing & Fabrication (1.07%)
        175  Maverick Tube Corp.*                                          2,625
--------------------------------------------------------------------------------

Office - Equipment & Automation (0.60%)
        125  InFocus Corp.*                                                1,473
--------------------------------------------------------------------------------

Oil & Gas - Drilling (2.15%)
         75  Helmerich & Payne, Inc.                                       2,679
         75  Precision Drilling Corp.*                                     2,606
--------------------------------------------------------------------------------
                                                                           5,285
--------------------------------------------------------------------------------

Oil & Gas - Field Services (1.07%)
        250  Key Energy Services, Inc.*                                    2,625
--------------------------------------------------------------------------------

Oil & Gas - International Exploration & Production (1.53%)
         70  Kerr-McGee Corp.                                              3,748
--------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (7.74%)
         50  Burlington Resources, Inc.                                    1,900
         30  EOG Resources, Inc.                                           1,191
        100  Newfield Exploration Co.*                                     3,717
        120  Noble Energy, Inc.                                            4,326
        175  Ocean Energy, Inc.                                            3,792
        125  Pogo Producing Co.                                            4,078
--------------------------------------------------------------------------------
                                                                          19,004
--------------------------------------------------------------------------------

Paper & Paper Products (1.05%)
         75  Boise Cascade Corp.                                           2,590
--------------------------------------------------------------------------------

Pollution Control - Services (1.75%)
        225  Republic Services, Inc.*                                      4,290
--------------------------------------------------------------------------------

Retail - Apparel/Shoe (3.32%)
        125  American Eagle Outfitters, Inc.*                              2,643
        200  Foot Locker, Inc.*                                            2,890
         75  Talbots, Inc.                                                 2,625
--------------------------------------------------------------------------------
                                                                           8,158
--------------------------------------------------------------------------------

Retail - Department Stores (1.21%)
         75  Federated Department Stores, Inc.*                            2,977
--------------------------------------------------------------------------------

Retail - Miscellaneous/Diversified (1.25%)
        175  Toys R US, Inc.*                                              3,056
--------------------------------------------------------------------------------



                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (91.44%) - CONTINUED
Retail/Wholesale - Auto Parts (0.84%)
         75  O'Reilly Automotive, Inc.*                                $   2,066
--------------------------------------------------------------------------------

Shoes & Related Apparel (1.07%)
        150  Wolverine World Wide, Inc.                                    2,617
--------------------------------------------------------------------------------

Telecommunications - Equipment (2.85%)
        200  C-COR.net Corp.*                                              1,400
        150  Comverse Technology, Inc.*                                    1,389
        250  DMC Stratex Networks, Inc.*                                     503
        150  Dycom Industries, Inc.*                                       1,753
        200  Remec, Inc.*                                                  1,122
         50  Scientific-Atlanta, Inc.                                        823
--------------------------------------------------------------------------------
                                                                           6,990
--------------------------------------------------------------------------------

Telecommunications - Wireless Services (1.23%)
         50  Telephone & Data Systems, Inc.                                3,027
--------------------------------------------------------------------------------

Transportation - Equipment Manufacturing (1.06%)
        125  Trinity Industries, Inc.                                      2,590
--------------------------------------------------------------------------------

Transportation - Shipping (0.75%)
         50  Teekay Shipping Corp.                                         1,845
--------------------------------------------------------------------------------

Transportation - Truck (1.16%)
         75  CNF Transportation, Inc.                                      2,848
--------------------------------------------------------------------------------
Total Common Stock
(Cost $230,443)                                                          224,464
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (9.37%)
         $23,000  State Street Repurchase Agreement,
                  1.92%, dated 6/28/02, due 7/1/02,
                  to be repurchased at $23,004#                           23,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $23,000)                                                            23,000
--------------------------------------------------------------------------------
Total Investments (Cost $253,443) (100.81%)                              247,464
Total Other Assets, Less Liabilities (-0.81%)                             (1,974)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                   $ 245,490
--------------------------------------------------------------------------------

*Non-income producing security.
ADR - American Depositary Receipt.
PLC - Public Limited Company.
# - The repurchase agreement is fully collateralized by U.S. government and/or government agency obligations based on market prices at the date of this schedule of investments.

See notes to financial statements.



                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

24

                         Ticker Symbol                                     BILVX
BERGER IPT-LARGE CAP     PORTFOLIO MANAGER COMMENTARY   WILLIAM F.K. SCHAFF, CFA
VALUE FUND                                                      STEVE BLOCK, CFA
================================================================================

Market Conditions

The first quarter of 2002 appeared to demonstrate the resilience of the U.S. economy. Inventories had been worked down, manufacturing was stronger, unemployment was still relatively low, consumer sentiment had risen, inflation and interest rates were at 40-year lows, and new home sales and housing starts remained particularly robust. However, weak capital spending, sluggish corporate profits, unethical accounting practices and geopolitical events had a dramatic impact on the markets in the second quarter. Despite these overwhelming negatives, as companies reported their first-quarter earnings, in many cases the news was not quite as bad as many feared; signs of improvement were detailed in many conference calls to investors. In a new trend, more information was divulged to analysts as more companies attempted to make their financials as transparent as possible. We believe this move should also help alleviate investors' concerns -we expect bargain hunters to support the equity markets in the coming weeks.

Fund Performance

For the six months ended June 30, 2002, the Berger IPT-Large Cap Value Fund (the "Fund") posted a 10.20% loss, underperforming its benchmark, the Russell 1000 Value Index,1 which posted a 4.78% loss. We attribute this underperformance to the Fund's underweighting in cyclical industries and its lack of consumer staples stocks -areas that performed well in both quarters. Additionally, in the first quarter the Fund suffered from steep declines in WorldCom, Inc. (sold during the first quarter) and Convergys Corp., two holdings in or exposed to the strongly out-of-favor telecommunications area.

Technology was one of the weakest sectors this period and continued to suffer from an anemic corporate-spending environment. The prices of many of the Fund's technology holdings bounced between good and bad during the period. For example, NCR Corp., an information management company was able to post a strong gain in the first quarter but saw its stock price driven down in the second quarter after reporting a slowdown in its Teradata business. Motorola, Inc.'s stock performed poorly in the first quarter as investors shied away from most telecommunications-related issues, but performed well in the second quarter after returning to profitability as a result of turnarounds in their handset division.

Among consumer stocks, Black & Decker Corp. was a positive contributor to Fund performance for both quarters. We sold the Fund's position in the second quarter to take gains. AOL Time Warner, Inc. was a disappointment throughout the period. AOL continues to struggle with a weak advertising environment, high levels of debt and a slowdown in their dial-up internet subscriber division.

Healthcare hits and misses were relatively balanced this period. Aetna, Inc. contributed positively to the Fund's performance. Its stock benefited from a broad upswing experienced by many managed healthcare providers this quarter. We were disappointed by the performance of Merck & Co., Inc. Its stock sank alongside many other pharmaceutical drug makers. We believe the sizable number of new drugs in Merck's pipeline should fuel its growth into the future and therefore continue to hold the stock.

The Fund's largest sector weighting continues to be financials. In the first quarter, we sold the Fund's position in J.P. Morgan Chase & Co. on the belief that its exposure to declines in investment banking, trading, consumer credit, Argentina and other areas will threaten profitability for some time to come. We replaced this stock with Wells Fargo & Co. because we believed the price of Wells Fargo stock had fallen too far. We were disappointed with the performance of State Street Corp. Although the company is diversified with custody and trust services, State Street's growth has diminished with the decline in the financial markets. We believe that as the economy recovers, its business prospects will improve.

As the market decayed throughout the second quarter, a number of opportunities arose to buy companies at what we believe are discounts to their fair value. We established a position in Duke Energy Corp., a major diversified utility. We also took the opportunity to add Fleet Boston Financial Corp. to the portfolio. Penney (J.C.) Co. was also added during the period. Penney's has a new, highly respected management team that is quickly repositioning the company; we expect them to improve profitability and reinvigorate growth.

We eliminated positions in billing software providers Amdocs Ltd. and Convergys Corp. It appears to us the telecommunications sector decline has not yet reached its trough, and the decline is now having an impact on many companies' critical services spending. We also sold the Fund's positions in ITT Industries, Inc. and Boston Properties, Inc. for gains, as we believe the stocks have become slightly overpriced.

Outlook

Generally, the companies that have outperformed the market to date have been those with large exposure to macroeconomic trends. We do not believe current valuations in these cyclical businesses will remain at lofty levels. We believe valuations have been driven to peak levels as investors looked for tangible assets and that when the economy improves, cyclical companies will tend to underperform as their stock prices have already anticipated the recovery. The Fund is usually underweighted in these cyclical industries because we believe more consistent, better-performing companies can be owned at attractive valuations, thus providing more upside opportunities over the longer term.


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER IPT-LARGE CAP VALUE FUND -- GROWTH OF $10,000

Berger IPT-Large Cap Value Fund    $8,980

Russell 1000 Value Index           $9,522


TOTAL RETURN AS OF JUNE 30,2002

Life of Fund (12/31/01)                   (10.20)%

(1) The Russell 1000(R) Value Index represents large capitalization U.S. stocks with less-than-average growth orientation. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

OPINIONS AND FORECASTS REGARDING SECTORS, INDUSTRIES, COMPANIES AND/OR THEMES ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY. PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate,and you may have a gain or loss when you sell shares. Returns for periods of less than one year are not annualized. Due to market volatility,the Fund's current performance may be lower than the figures shown. Please visit our web site at berger.com for more current performance information.


SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.03%)
Banks - Money Center (2.86%)
         190  Bank of New York Co., Inc.                                 $ 6,413
--------------------------------------------------------------------------------

Banks - Super Regional (13.97%)
         120  BB&T Corp.                                                   4,632
         170  Fleet Boston Financial Corp.                                 5,500
         270  Mellon Financial Corp.                                       8,486
         110  PNC Financial Services Group                                 5,751
         140  Wells Fargo & Co.                                            7,008
--------------------------------------------------------------------------------
                                                                          31,377
--------------------------------------------------------------------------------

Building - Construction Products/Miscellaneous (3.34%)
         277  Masco Corp.                                                  7,508
--------------------------------------------------------------------------------

Commercial Services - Advertising (1.76%)
         160  Interpublic Group Cos., Inc.                                 3,962
--------------------------------------------------------------------------------

Computer - Integrated Systems (3.08%)
         200  NCR Corp.*                                                   6,920
--------------------------------------------------------------------------------


                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.03%) - CONTINUED
Computer - Manufacturers (2.23%)
         328  Hewlett-Packard Co.                                        $ 5,012
--------------------------------------------------------------------------------

Computer - Services (1.82%)
         110  Electronic Data Systems Corp.                                4,087
--------------------------------------------------------------------------------

Diversified Operations (11.29%)
         330  AOL Time Warner, Inc.*                                       4,854
         180  Emerson Electric Co.                                         9,632
         160  United Technologies Corp.                                   10,864
--------------------------------------------------------------------------------
                                                                          25,350
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (1.71%)
         210  Intel Corp.                                                  3,837
--------------------------------------------------------------------------------

Finance - Investment Management (2.59%)
         130  State Street Corp.                                           5,811
--------------------------------------------------------------------------------

Finance - REIT (7.46%)
         280  Equity Office Properties Trust                               8,428
         320  Prologis Trust                                               8,320
--------------------------------------------------------------------------------
                                                                          16,748
--------------------------------------------------------------------------------


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

26

BERGER IPT-LARGE CAP
VALUE FUND
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.03%) - CONTINUED
Household - Housewares (4.22%)
         270  Newell Rubbermaid, Inc.                                    $ 9,466
--------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (2.77%)
         160  The St. Paul Companies, Inc.                                 6,227
--------------------------------------------------------------------------------

Media - Books (3.99%)
         150  McGraw-Hill Companies, Inc.                                  8,955
--------------------------------------------------------------------------------

Medical - Ethical Drugs (2.03%)
          90  Merck & Co., Inc.                                            4,557
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (4.70%)
         220  Aetna, Inc.                                                 10,553
--------------------------------------------------------------------------------

Medical/Dental - Supplies (2.45%)
         160  Becton Dickinson & Co.                                       5,512
--------------------------------------------------------------------------------

Oil & Gas - International Integrated (9.68%)
         130  ChevronTexaco Corp.                                         11,505
         250  Exxon Mobil Corp.                                           10,230
--------------------------------------------------------------------------------
                                                                          21,735
--------------------------------------------------------------------------------

Oil & Gas - Refining/Marketing (3.60%)
         260  Duke Energy Corp.                                            8,086
--------------------------------------------------------------------------------


                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.03%) - CONTINUED
Retail - Department Stores (3.82%)
         390  Penney (J.C.) Co.                                        $   8,588
--------------------------------------------------------------------------------

Retail - Drug Stores (2.59%)
         190  CVS Corp.                                                    5,814
--------------------------------------------------------------------------------

Retail - Super/Mini Markets (1.95%)
         150  Safeway, Inc. *                                              4,379
--------------------------------------------------------------------------------

Telecommunications - Equipment (2.12%)
         330  Motorola, Inc.                                               4,759
--------------------------------------------------------------------------------
Total Common Stock
(Cost $227,313)                                                          215,656
--------------------------------------------------------------------------------

Repurchase Agreement (8.02%)
         $18,000  State Street Repurchase Agreement,
                  1.92%, dated 6/28/02, due 7/1/02,
                  to be repurchased at $18,003#                           18,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $18,000)                                                            18,000
--------------------------------------------------------------------------------
Total Investments (Cost $245,313) (104.05%)                              233,656
Total Other Assets, Less Liabilities (-4.05%)                             (9,087)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                   $ 224,569
--------------------------------------------------------------------------------

* Non-income producing security.
# - The repurchase agreement is fully collateralized by U.S. government and/or government agency obligations based on market prices at the date of this schedule of investments.

See notes to financial statements.


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                Berger IPT Funds

FINANCIAL STATEMENTS

================================================================================

STATEMENTS OF ASSETS AND LIABILITIES

                                                         Berger IPT-    Berger IPT-      Berger IPT-    Berger IPT-    Berger IPT-
                                          Berger IPT-      Large Cap  Small Company    International        Mid Cap      Large Cap
June 30, 2002 (Unaudited)                 Growth Fund    Growth Fund    Growth Fund             Fund     Value Fund     Value Fund
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at cost                     $  5,851,258   $ 22,053,082   $ 37,257,877     $  3,511,664   $    253,443   $    245,313
----------------------------------------------------------------------------------------------------------------------------------
Investments, at value                    $  5,469,505   $ 19,784,645   $ 35,831,098(1)  $  3,894,654   $    247,464   $    233,656
Cash                                              887            538             --            3,385            750            384
Foreign cash (cost $51,445)                        --             --             --           51,457             --             --
Receivables
   Investment securities sold                 253,731        367,694        851,942            2,588          9,482             --
   Fund shares sold                                18             --        101,531              739             --             --
   Dividends                                    1,429         12,095          1,189           20,224            225            332
   Interest                                        62            106             --               --              4              3
   Due from Adviser                             1,197             --             --            6,378            549          1,003
Other investments (Note 3)                         --             --      7,174,156               --             --             --
----------------------------------------------------------------------------------------------------------------------------------
        Total Assets                        5,726,829     20,165,078     43,959,916        3,979,425        258,474        235,378
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payables
   Investment securities purchased            238,466             --        452,205            2,448          6,918          4,607
   Fund shares redeemed                         9,822         45,164         11,560            3,180             --             --
   Loan payable to bank                            --             --        358,013           40,000             --             --
   Securities loaned                               --             --      7,174,156               --             --             --
Accrued investment advisory fees                3,540          7,052         25,154            2,708            152            143
Accrued custodian and accounting fees           1,519          3,210          5,269            6,565            214            351
Accrued 12b-1 distribution fees                    --             --             --               --             51             47
Accrued transfer agent fees                        21             15             22               66             40             52
Accrued audit fees                              3,347          3,303          5,693           15,514          5,609          5,609
Other accrued expenses                            105             --             --              154             --             --
Net unrealized depreciation in
   forward currency contracts                      --             --             --           10,879             --             --
----------------------------------------------------------------------------------------------------------------------------------
        Total Liabilities                     256,820         58,744      8,032,072           81,514         12,984         10,809
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO
SHARES OUTSTANDING                       $  5,470,009   $ 20,106,334   $ 35,927,844     $  3,897,911   $    245,490   $    224,569
----------------------------------------------------------------------------------------------------------------------------------

COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)  $ 12,548,473   $ 42,589,234   $ 82,185,414     $  4,632,388   $    250,125   $    250,125
Undistributed net investment income/
   (Accumulated net investment loss)          (18,639)       158,877       (172,586)         158,106            209            987
Undistributed net realized gain/
   (Accumulated net realized loss)
   on securities and foreign
   currency transactions                   (6,678,072)   (20,373,340)   (44,658,205)      (1,266,146)         1,135        (14,886)
Net unrealized appreciation
   (depreciation) on securities and
   foreign currency transactions             (381,753)    (2,268,437)    (1,426,779)         373,563         (5,979)       (11,657)
----------------------------------------------------------------------------------------------------------------------------------
                                         $  5,470,009   $ 20,106,334   $ 35,927,844     $  3,897,911   $    245,490   $    224,569
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding (par value $0.01,
   unlimited shares authorized)               710,112      1,552,950      3,563,067          422,520         25,013         25,013
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE               $       7.70   $      12.95   $      10.08     $       9.23   $       9.81   $       8.98
----------------------------------------------------------------------------------------------------------------------------------

(1) Includes securities on loan with value totaling $6,847,966.

See notes to financial statements.


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

28

FINANCIAL STATEMENTS

================================================================================

STATEMENTS OF OPERATIONS

                                                        Berger IPT-    Berger IPT-    Berger IPT-    Berger IPT-    Berger IPT-
Six Months Ended                         Berger IPT-      Large Cap  Small Company  International        Mid Cap      Large Cap
June 30, 2002 (Unaudited)                Growth Fund    Growth Fund    Growth Fund           Fund     Value Fund     Value Fund
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (net of foreign taxes)     $     11,577   $     78,812   $     24,750   $     74,455   $      1,505   $      2,057
   Interest                                    3,685          7,801         17,350            887            214             93
   Securities lending income                      --             --         26,055             --             --             --
-------------------------------------------------------------------------------------------------------------------------------
        Total Income                          15,262         86,613         68,155         75,342          1,719          2,150
-------------------------------------------------------------------------------------------------------------------------------

EXPENSES
   Investment advisory fees                   25,869        104,756        201,411         22,289            953            926
   Accounting fees                               652          1,354          3,127          4,775              6              6
   Custodian fees                              4,560          4,707         16,478         28,648          2,391            881
   Transfer agent fees                           126             92            130            397            118            127
   Registration fees                             285            414            414            285            285            285
   Audit fees                                  5,668          8,847         11,074         22,935          5,609          5,609
   Legal fees                                     71            299            438             52             55              4
   Trustees' fees and expenses                   276          1,124          1,884            206              8              8
   Shareholder reporting fees                    831          1,125          4,895          1,436            607            578
   12b-1 distribution fees                        --             --             --             --            318            308
   Interest expense                               --            744            505          1,084             --             --
   Other expenses                                 --            363            528             64             --             --
-------------------------------------------------------------------------------------------------------------------------------
      Gross Expenses                          38,338        123,825        240,884         82,171         10,350          8,732
      Less fees waived and/or expenses
         reimbursed by Adviser                (4,415)            --             --        (49,882)        (8,840)        (7,569)
      Less earnings credits                      (22)          (137)          (143)           (30)            --             --
      Less brokerage credits                      --             --             --         (2,172)            --             --
-------------------------------------------------------------------------------------------------------------------------------
      Net Expenses                            33,901        123,688        240,741         30,087          1,510          1,163
-------------------------------------------------------------------------------------------------------------------------------
      Net Investment Income (Loss)           (18,639)       (37,075)      (172,586)        45,255            209            987
-------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   LOSS ON SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on securities
   and foreign currency transactions      (1,208,841)    (4,815,402)    (5,622,310)      (694,076)         1,135        (14,886)
Net change in unrealized appreciation
   (depreciation) on securities and
   foreign currency transactions            (744,413)    (2,531,302)   (10,000,695)       517,766         (5,979)       (11,657)
-------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized
   Loss on Securities and
   Foreign Currency Transactions          (1,953,254)    (7,346,704)   (15,623,005)      (176,310)        (4,844)       (26,543)
-------------------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS               $ (1,971,893)  $ (7,383,779)  $(15,795,591)  $   (131,055)  $     (4,635)  $    (25,556)
-------------------------------------------------------------------------------------------------------------------------------

Foreign taxes withheld                  $        155   $        985             --   $      9,382             --             --
-------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                  Financial Statements and Notes

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          Berger IPT-
                                                                         Berger IPT-                       Large Cap
                                                                         Growth Fund                      Growth Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                              Six Months Ended   Year Ended    Six Months Ended   Year Ended
                                                                June 30, 2002   December 31,    June 30, 2002    December 31,
                                                                 (Unaudited)        2001         (Unaudited)         2001
-----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                    $    (18,639)   $    (41,681)   $    (37,075)   $    197,293
Net realized loss on securities and foreign
         currency transactions                                    (1,208,841)     (5,089,117)     (4,815,402)    (13,189,923)
Net change in unrealized appreciation (depreciation) on
         securities and foreign currency transactions               (744,413)      1,249,953      (2,531,302)     (1,832,185)
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting
         from Operations                                          (1,971,893)     (3,880,845)     (7,383,779)    (14,824,815)
-----------------------------------------------------------------------------------------------------------------------------
From Dividends and Distributions to Shareholders
Dividends (from Net investment income)                                    --              --              --        (165,689)
Distributions (from Net realized gains on investments)                    --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
         Distributions to Shareholders                                    --              --              --        (165,689)
-----------------------------------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                            592,888       3,247,765       1,696,347      10,013,728
Net asset value of shares issued in reinvestment of dividends
         and distributions                                                --              --              --         165,689
Payments for shares redeemed                                      (1,586,763)     (2,661,575)     (7,529,112)    (17,884,960)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from
         Fund Share Transactions                                    (993,875)        586,190      (5,832,765)     (7,705,543)
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets                                        (2,965,768)     (3,294,655)    (13,216,544)    (22,696,047)

NET ASSETS
Beginning of period                                                8,435,777      11,730,432      33,322,878      56,018,925
-----------------------------------------------------------------------------------------------------------------------------
End of period                                                   $  5,470,009    $  8,435,777    $ 20,106,334    $ 33,322,878
-----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(Accumulated
         net investment loss)                                   $    (18,639)             --    $    158,877    $    195,952
-----------------------------------------------------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES
Shares sold                                                           63,488         275,126         111,978         479,614
Shares issued to shareholders in reinvestment of
         dividends and distributions                                      --              --              --           9,746
Shares redeemed                                                     (169,217)       (225,174)       (508,322)       (977,726)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                   (105,729)         49,952        (396,344)       (488,366)
Shares outstanding, beginning of period                              815,841         765,889       1,949,294       2,437,660
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                    710,112         815,841       1,552,950       1,949,294
-----------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

30

FINANCIAL STATEMENTS

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Berger IPT-                      Berger IPT-
                                                                        Small Company                    International
                                                                         Growth Fund                         Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                              Six Months Ended   Year Ended    Six Months Ended   Year Ended
                                                                June 30, 2002   December 31,    June 30, 2002    December 31,
                                                                 (Unaudited)        2001         (Unaudited)         2001
-----------------------------------------------------------------------------------------------------------------------------

FROM OPERATIONS
Net investment income (loss)                                    $   (172,586)   $   (414,102)   $     45,255    $    104,575
Net realized loss on securities and foreign
         currency transactions                                    (5,622,310)    (33,727,344)       (694,076)       (508,677)
Net change in unrealized appreciation (depreciation) on
         securities and foreign currency transactions            (10,000,695)      5,896,989         517,766        (982,032)
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting
         from Operations                                         (15,795,591)    (28,244,457)       (131,055)     (1,386,134)
-----------------------------------------------------------------------------------------------------------------------------

FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                                      --              --              --         (55,471)
Distributions (from net realized gains on investments)                    --        (590,352)             --        (363,084)
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
         Distributions to Shareholders                                    --        (590,352)             --        (418,555)
-----------------------------------------------------------------------------------------------------------------------------
From Fund Share Transactions
Proceeds from shares sold                                         11,543,498      35,219,713       7,000,670       3,475,569
Net asset value of shares issued in reinvestment of
         dividends and distributions                                      --         590,352              --         418,555
Payments for shares redeemed                                     (16,020,682)    (34,257,597)     (8,481,866)     (3,290,420)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
         Derived from Fund Share Transactions                     (4,477,184)      1,552,468      (1,481,196)        603,704
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets                                       (20,272,775)    (27,282,341)     (1,612,251)     (1,200,985)

NET ASSETS
Beginning of period                                               56,200,619      83,482,960       5,510,162       6,711,147
-----------------------------------------------------------------------------------------------------------------------------
End of period                                                   $ 35,927,844    $ 56,200,619    $  3,897,911    $  5,510,162
-----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/
         (Accumulated net investment loss)                      $   (172,586)             --    $    158,106    $    112,851
-----------------------------------------------------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES
Shares sold                                                          887,300       2,181,046         754,340         315,384
Shares issued to shareholders in reinvestment
         of dividends and distributions                                   --          41,869              --          44,958
Shares redeemed                                                   (1,274,255)     (2,135,475)       (906,633)       (297,791)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                   (386,955)         87,440        (152,293)         62,551
Shares outstanding, beginning of period                            3,950,022       3,862,582         574,813         512,262
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                  3,563,067       3,950,022         422,520         574,813
-----------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                  Financial Statements and Notes

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   Berger IPT-        Berger IPT-
                                                                                     Mid Cap           Large Cap
                                                                                   Value Fund         Value Fund
--------------------------------------------------------------------------------------------------------------------
                                                                                Six Months Ended   Six Months Ended
                                                                                 June 30, 2002(1)   June 30, 2002(1)
                                                                                   (Unaudited)        (Unaudited)
--------------------------------------------------------------------------------------------------------------------

FROM OPERATIONS
Net investment income                                                             $        209      $        987
Net realized gain (loss) on securities and foreign currency transactions                 1,135           (14,886)
Net change in unrealized appreciation (depreciation) on securities
   and foreign currency transactions                                                    (5,979)          (11,657)
--------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                                    (4,635)          (25,556)
--------------------------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                                              250,125           250,125
Net asset value of shares issued in reinvestment of dividends and distributions             --                --
Payments for shares redeemed                                                                --                --
--------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Derived from Fund Share Transactions                        250,125           250,125
--------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                                             245,490           224,569
Net Assets
Beginning of period                                                                         --                --
--------------------------------------------------------------------------------------------------------------------
End of period                                                                     $    245,490      $    224,569
--------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                               $        209      $        987
--------------------------------------------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES
Shares sold                                                                             25,013            25,013
Shares issued to shareholders in reinvestment of dividends and distributions                --                --
Shares redeemed                                                                             --                --
--------------------------------------------------------------------------------------------------------------------
Net Increase in Shares                                                                  25,013            25,013
Shares outstanding, beginning of period                                                     --                --
--------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                       25,013            25,013
--------------------------------------------------------------------------------------------------------------------

(1) Includes information for the one day of operations on December 31, 2001.

See notes to financial statements.

                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

32

NOTES TO FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

================================================================================

1. Organization and Significant Accounting Policies

Organization

Berger Institutional Products Trust (the "Trust"), a Delaware business trust, was established on October 17, 1995 as a diversified open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, Berger IPT-Growth Fund ("IPT-Growth"), Berger IPT-Large Cap Growth Fund ("IPT-LCG") (formerly Berger IPT-Growth and Income Fund), Berger IPT-Small Company Growth Fund ("IPT-SCG"), Berger IPT-International Fund ("IPT-Intl"), Berger IPT-Mid Cap Value Fund ("IPT-MCV") and Berger IPT-Large Cap Value Fund ("IPT-LCV") (individually the "Fund" and collectively the "Funds") are the only portfolios established under the Trust, although others may be added in the future.

The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") and its shares are registered under the Securities Act of 1933. Shares of each Fund are fully paid and non-assessable when issued. All shares issued by a particular Fund participate equally in dividends and other distributions by that Fund. The Trust's shares are not offered directly to the public, but are sold exclusively to insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies and to qualified plans.

Effective May 1, 2001, the trustees of the Berger IPT-Growth and Income Fund approved a change in the name and non-fundamental investment strategies of the Fund from that of a Growth and Income Fund to a Large Cap Growth Fund, and in doing so eliminated the Fund's secondary investment objective. As a result, IPT-LCG will, under normal circumstances, invest at least 80% of its total assets in equity securities of companies whose market capitalization, at the time of initial purchase, is $10 billion or more.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted into U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Funds. Certain Funds may have registration rights for specific restricted securities, which may require that registration cost be borne by that Fund.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the Funds' net asset values are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Funds. Calculation of Net Asset Value Each Fund's per share calculation of net asset value is determined by dividing the total value of it assets, less liabilities, by the total number of shares outstanding.

Federal Income Tax Status

It is the Funds' intention to comply with the provisions of subchapter M of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of their taxable income, if any, to shareholders. Therefore, no income tax provision is required.

Foreign Currency Translation

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing


Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                  Financial Statements and Notes

================================================================================

market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Investment Transactions and Investment Income

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

Common Expenses

Certain expenses, which are not directly allocable to a specific Fund, are allocated pro rata to each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Agreements

Berger serves as the investment adviser to the Funds. As compensation for its services to the Funds, Berger receives an investment advisory fee, which is accrued daily at the applicable rate and paid monthly according to the following schedule:

                                                 Average Daily
Fund                                               Net Assets        Annual Rate
--------------------------------------------------------------------------------

IPT-SCG, IPT-INTL                              First $500 million          .85%
                                               Next $500 million           .80%
                                               Over $1 billion             .75%
--------------------------------------------------------------------------------
IPT-Growth, IPT-LCG,                           First $500 million          .75%
IPT-MCV, IPT-LCV                               Next $500 million           .70%
                                               Over $1 billion             .65%
--------------------------------------------------------------------------------

Berger has delegated the day-to-day portfolio management of IPT-Intl to Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), which serves as the investment sub-adviser. Berger has delegated the day-to-day investment management of IPT-MCV to Perkins, Wolf, McDonnell & Company ("PWM"). Additionally, Berger has delegated the day-to-day investment management of IPT-LCV to Bay Isle Financial LLC ("Bay Isle"), a wholly-owned subsidiary of Berger. As sub-advisers to the Funds, BIAM, PWM and Bay Isle each receives a sub-advisory fee from Berger based on the average daily net assets of each of the Funds.

Berger has agreed to waive its advisory fees and reimburse expenses to the Funds to the extent that normal operating expenses in any fiscal year (including the advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the average daily net assets of both IPT-Growth and IPT-LCG, 1.15% of the average daily net assets of IPT-SCG, 1.20% of the average daily net assets of both IPT-Intl and IPT-MCV, and 0.95% of the average daily net assets of IPT-LCV.

The Funds have entered into administrative services agreements with Berger. Berger currently provides these administrative services to the Funds at no cost.

IPT-MCV and IPT-LCV have adopted plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans"). The Plans provide for the payment to Berger of a 12b-1 fee of ..25% per annum of each Fund's average daily net assets to finance activities primarily intended to result in the sale of Fund shares. The Plans provide that such payments will be made to Berger as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of the Funds.

The Trust, on behalf of the Funds, has entered into a custody, recordkeeping and pricing agreement with State Street Bank and Trust Company ("State Street"). The custody, recordkeeping and pricing agreement provides for the monthly payment of a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by each Fund, based on the cash balances of each Fund held by State Street as custodian. Such reductions are included in earnings credits in the Statement of Operations.

The Funds have entered into rebate arrangements with certain brokers whereby the Funds earn commission credits on portfolio transactions effected with such brokers. DST


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

34

NOTES TO FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

================================================================================

Systems, Inc. ("DST"), an affiliate of Berger through a degree of common ownership, provides shareholder accounting services to the Funds. DST Securities, Inc. ("DSTS"), a wholly-owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. The Funds receive a portion of the brokerage commissions paid to DSTS as credits against fund fees and expenses. Such credits, if any, are included as brokerage credits on the Statement of Operations. For the period ended June 30, 2002, none of the Funds earned such credits from DSTS.

Certain officers and/or directors of Berger are also officers and/or trustees of the Trust. Trustees who are not affiliated with Berger are compensated for their services. Such fees are allocated among the entire Berger Funds complex. For the period ended June 30, 2002, such trustees' fees and expenses totaled $3,506 for the Funds. The Trust adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds advised by Berger until distribution in accordance with the Plan.

3. Investment Transactions

Purchases and Sales

Purchases and sales proceeds of investment securities (excluding short-term securities) for the period ended June 30, 2002, were as follows:

Fund                                             Purchases               Sales
--------------------------------------------------------------------------------
IPT-Growth                                     $ 3,473,242         $ 4,121,813
IPT-LCG                                         11,468,547          16,619,487
IPT-SCG                                         42,275,853          44,116,922
IPT-Intl                                         3,639,186           4,729,010
IPT-MCV                                            314,806              85,498
IPT-LCV                                            335,271              93,072
--------------------------------------------------------------------------------

There were no purchases or sales of long-term U.S. government securities during the period.

Futures and Forward Contracts

Each Fund may hold certain types of forward foreign currency exchange contracts and/or futures contracts (except for IPT-intl, which may only hold forward foreign currency exchange contracts) for the purpose of hedging each portfolio against exposure to market value fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market, a lack of correlation between the value of such instruments and the assets being hedged, or unexpected adverse price movements. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Upon entering a futures contract, a Fund deposits and maintains as collateral such initial margin as may be required by the exchanges on which the transaction is effected. Pursuant to the contracts, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Realized gains or losses on futures contracts are presented as a separate component in the Statement of Operations, if applicable. At June 30, 2002, the Funds held no outstanding futures contracts. Realized and unrealized gains or losses on forward foreign currency contracts are included in Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations.

Securities Lending

Under an agreement with State Street, IPT-SCG has the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount greater than the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in an unaffiliated money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split between the Fund and State Street, as lending agent.

Repurchase Agreements

Repurchase agreements held by a Fund are fully collateralized by U.S. government or government agency securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Concentration of Risk

The Funds may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risk resulting from future political or

Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                  Financial Statements and Notes

================================================================================

economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statements of Operations includes fluctuations from currency exchange rates and fluctuations in market value.

4. Federal Income Taxes

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends received by shareholders of the Funds, which are derived from foreign source income, and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses and foreign currency transactions. Accordingly, these permanent differences have been reclassified to paid-in-capital.

At June 30, 2002, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities were as follows:

                                           Gross          Gross             Net
                          Federal     Unrealized     Unrealized    Appreciation/
Fund                     Tax Cost   Appreciation   Depreciation   (Depreciation)
--------------------------------------------------------------------------------
IPT- Growth           $ 6,130,834    $   173,339   $  (834,668)    $   (661,329)
IPT-LCG                24,280,385        427,858    (4,923,598)      (4,495,740)
IPT-SCG                38,171,076      3,874,734    (6,214,712)      (2,339,978)
IPT-INTL                3,926,638        291,398      (323,382)         (31,984)
IPT-MCV                   253,888         15,539       (21,963)          (6,424)
IPT-LCV                   245,313          8,149       (19,806)         (11,657)
--------------------------------------------------------------------------------

The primary difference between book and tax appreciation/depreciation is due to wash sale loss deferrals.

                                               Accumulated        Post-October
Fund                                        Capital Losses       Loss Deferral
--------------------------------------------------------------------------------
IPT- Growth                                   $  5,106,202         $   108,803
IPT-LCG                                         10,165,612           3,376,430
IPT-SCG                                         36,962,402           1,386,055
IPT-INTL                                           323,870             160,317
IPT-MCV                                                 --                  --
IPT-LCV                                                 --                  --
--------------------------------------------------------------------------------

Accumulated capital losses represent net capital loss carryovers as of December 31, 2001, which may be used to offset future realized capital gains for federal income tax purposes, and expire in 2008 and 2009. During the year ended December 31, 2001, the Funds elected to defer the post-October 31 net capital and/or currency losses, above, to the year ended December 31, 2002.

5. Line of Credit

The Funds are party to an ongoing agreement with State Street that allows the funds managed by Berger, collectively, to borrow up to $100 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate plus a spread, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. At June 30, 2002, IPT-SCG and IPT-INTL had line of credit borrowings outstanding of $250,000 and $40,000, respectively. No other Fund had line of credit borrowings outstanding at June 30, 2002.

6. Other Matters

In January 2002, the trustees of the Trust approved the liquidation of Berger IPT-New Generation Fund. The liquidation of this fund was completed on May 31, 2002.


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

36

FINANCIAL HIGHLIGHTS

================================================================================

BERGER IPT-GROWTH FUND
For a Share Outstanding Throughout the Period

                                         Six Months Ended                           Years Ended December 31,
                                           June 30, 2002   -------------------------------------------------------------------------
                                            (Unaudited)       2001           2000             1999          1998            1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $    10.34       $    15.32    $     19.22      $    12.89      $    11.11    $    10.39
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
         Net investment income (loss)          (0.03)              --          (0.00)(1)          --            0.02          0.01
         Net realized and unrealized
           gains (losses) from
           investments and foreign
           currency transactions               (2.61)           (4.98)         (3.37)           6.33            1.79          1.39
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               (2.64)           (4.98)         (3.37)           6.33            1.81          1.40
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
         Dividends (from net
           investment income)                     --               --             --           (0.00)(1)       (0.02)        (0.04)
         Distributions (from net
           realized gains on
           investments)                           --               --          (0.53)             --           (0.01)        (0.64)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                 --               --          (0.53)             --           (0.03)        (0.68)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $     7.70       $    10.34    $     15.32      $    19.22      $    12.89    $    11.11
------------------------------------------------------------------------------------------------------------------------------------
Total Return(4)                               (25.53)%         (32.51)%       (17.51)%         49.13%          16.29%        13.76%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
         Net assets, end of period        $5,470,009       $8,435,777    $11,730,432      $6,665,664      $3,710,109    $1,233,892
         Net expense ratio to average
           net assets(2)                        0.99%(3)         1.00%          1.00%           1.00%           1.00%         1.00%
         Ratio of net investment income
           (loss) to average net assets        (0.54)%(3)       (0.46)%        (0.48)%         (0.05)%          0.29%         0.51%
         Gross expense ratio to average
           net assets                           1.12%(3)         1.08%          1.30%           2.19%           2.88%         9.18%
           Portfolio turnover
             rate(4)                              54%             144%            80%            231%            258%          246%

(1) Amount represents less than $0.01 per share.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(3) Annualized.

(4) Not Annualized.

BERGER IPT-LARGE CAP GROWTH FUND
For a Share Outstanding Throughout the Period

                                         Six Months Ended                           Years Ended December 31,
                                           June 30, 2002  --------------------------------------------------------------------------
                                            (Unaudited)        2001           2000             1999          1998           1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period      $     17.09      $     22.98    $     26.45     $     16.63    $    13.39     $    11.14
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
         Net investment income                     --             0.12           0.05            0.02          0.10           0.01
         Net realized and unrealized
           gains (losses) from
           investments and foreign
           currency transactions                (4.14)           (5.92)         (2.90)           9.80          3.25           2.75
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                (4.14)           (5.80)         (2.85)           9.82          3.35           2.76
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
         Dividends (from net
           investment income)                      --            (0.09)            --              --         (0.11)         (0.10)
         Distributions (from net
           realized gains on
           investments)                            --               --          (0.62)             --            --          (0.41)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                  --            (0.09)         (0.62)             --         (0.11)         (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $     12.95      $     17.09    $     22.98     $     26.45    $    16.63     $    13.39
------------------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                (24.22)%         (25.26)%       (10.75)%         59.05%        25.03%         24.99%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
         Net assets, end of period        $20,106,334      $33,322,878    $56,018,925     $24,871,949    $9,084,022     $1,501,118
         Net expense ratio to average
           net assets(1)                         0.89%(2)         0.89%          0.90%           1.00%         1.00%          1.00%
         Ratio of net investment income
           to average net assets                (0.27)%(2)       20.47%          0.38%           0.10%         1.10%          1.39%
         Gross expense ratio to average
           net assets                            0.89%(2)         0.89%          0.90%           1.19%         1.99%          9.62%
         Portfolio turnover rate(3)                43%             102%            64%            149%          426%           215%

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(2) Annualized.

(3) Not Annualized.

See notes to financial statements.

Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                            Financial Highlights

================================================================================

BERGER IPT-SMALL COMPANY GROWTH FUND

For a Share Outstanding Throughout the Period

                                         Six Months Ended                           Years Ended December 31,
                                           June 30, 2002   -------------------------------------------------------------------------
                                            (Unaudited)        2001           2000             1999          1998         1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period      $     14.23      $     21.61    $     23.51    $     12.28    $    12.06    $     9.95
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
         Net investment income (loss)           (0.05)              --             --             --            --          0.00(4)
         Net realized and unrealized
           gains (losses) from
           investments and foreign
           currency transactions                (4.10)           (7.23)         (1.56)         11.23          0.23          2.11
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                (4.15)           (7.23)         (1.56)         11.23          0.23          2.11
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
         Dividends (in excess of
           net investment income)                  --               --             --             --         (0.01)           --
         Distributions (from net
           realized gains on
           investments)                            --            (0.15)         (0.34)            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                  --            (0.15)         (0.34)            --         (0.01)           --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $     10.08      $     14.23    $     21.61    $     23.51    $    12.28    $    12.06
------------------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                (29.16)%         (33.47)%        (6.55)%        91.45%         1.87%        21.21%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
         Net assets, end of period        $35,927,844      $56,200,619    $83,482,960    $41,334,809    $9,858,303    $2,719,559
         Net expense ratio to average
           net assets(1)                         1.02%(2)         0.98%          0.98%          1.15%         1.15%         1.15%
         Ratio of net investment income
           (loss) to average net assets         (0.73)%(2)       (0.66)%        (0.16)%        (0.56)%       (0.11)%        0.05%
         Gross expense ratio to average
           net assets                            1.02%(2)         0.98%          0.98%          1.53%         2.19%         5.81%
         Portfolio turnover rate(3)                95%             160%           111%           179%          147%          194%

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(2) Annualized.

(3) Not Annualized.

(4) Amount represents less than $0.01 per share.

BERGER IPT-INTERNATIONAL FUND

For a Share Outstanding Throughout the Period

                                         Six Months Ended                           Years Ended December 31,
                                           June 30, 2002   -------------------------------------------------------------------------
                                            (Unaudited)        2001           2000            1999         1998       1997(1)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period     $     9.59       $    13.10     $     14.63     $    11.21   $     9.79   $    10.00
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
         Net investment income                 0.17             0.21            0.10           0.03         0.08         0.05
         Net realized and unrealized
           gains (losses) from
           investments and foreign
           currency transactions              (0.53)           (2.89)          (1.59)          3.47         1.50        (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations              (0.36)           (2.68)          (1.49)          3.50         1.58        (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
         Dividends (from net
           investment income)                    --            (0.11)          (0.04)         (0.08)       (0.14)          --
         Distributions (from net
           realized gains on
           investments)                          --            (0.72)             --             --        (0.02)          --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                --            (0.83)          (0.04)         (0.08)       (0.16)          --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $     9.23       $     9.59      $    13.10     $    14.63   $    11.21   $     9.79
------------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                               (3.75)%         (20.27)%        (10.18)%        31.24%       16.13%       (2.10)%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
         Net assets, end of period       $3,897,911       $5,510,162      $6,711,147     $6,122,261   $5,430,076   $2,705,831
         Net expense ratio to
           average net assets(3)               1.20%(4)         1.20%           1.20%          1.20%        1.20%        1.20%(4)
         Ratio of net investment
           income to average net
           assets                              1.74%(4)         1.80%           0.55%          0.51%        2.85%        0.86%(4)
         Gross expense ratio to
           average net assets                  3.16%(4)         1.60%           2.14%          2.46%        2.85%        3.83%(4)
         Portfolio turnover rate(2)              72%              24%             35%            26%          20%          14%

(1) For the period from May 1, 1997 (commencement of investment operations) to December 31, 1997.

(2) Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(4) Annualized.

See notes to financial statements.

                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

38

FINANCIAL HIGHLIGHTS

================================================================================

BERGER IPT-MID CAP VALUE FUND

For a Share Outstanding Throughout the Period

                                                              Six Months Ended
                                                              June 30, 2002(1)
                                                                (Unaudited)
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $      10.00
--------------------------------------------------------------------------------
From investment operations
         Net realized and unrealized losses from
         investments and foreign currency transactions                (0.19)
--------------------------------------------------------------------------------
Total from investment operations                                      (0.19)
--------------------------------------------------------------------------------
Net asset value, end of period                                 $       9.81
--------------------------------------------------------------------------------
Total Return(4)                                                       (1.90)%
--------------------------------------------------------------------------------
Ratios/Supplemental Data:
         Net assets, end of period                             $    245,490
         Net expense ratio to average net assets(2)                    1.20%(3)
         Ratio of net investment loss to average net assets            0.17%(3)
         Gross expense ratio to average net assets                     8.19%(3)
         Portfolio turnover rate(4)                                      36%

(1) The Fund had no financial highlights for the one day of operations during the period ended December 31, 2001.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(3) Annualized

(4) Not Annualized.

See notes to financial statements.

BERGER IPT-LARGE CAP VALUE FUND

For a Share Outstanding Throughout the Period

                                                              Six Months Ended
                                                              June 30, 2002(1)
                                                                (Unaudited)
--------------------------------------------------------------------------------
Net asset value, beginning of period                            $      10.00
--------------------------------------------------------------------------------
From investment operations
         Net investment income                                          0.04
         Net realized and unrealized losses from
         investments and foreign currency transactions                 (1.06)
--------------------------------------------------------------------------------
Total from investment operations                                       (1.02)
--------------------------------------------------------------------------------
Net asset value, end of period                                  $       8.98
--------------------------------------------------------------------------------
Total Return(4)                                                       (10.20)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
         Net assets, end of period                              $    224,569
         Net expense ratio to average net assets(2)                     0.95%(3)
         Ratio of net investment loss to average net assets             0.80%(3)
         Gross expense ratio to average net assets                      7.12%(3)
         Portfolio turnover rate(4)                                       39%

(1) The Fund had no financial highlights for the one day of operations during the period ended December 31, 2001.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(3) Annualized

(4) Not Annualized.

See notes to financial statements.

Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                            Financial Highlights

FUND TRUSTEES AND
OFFICERS (UNAUDITED)

================================================================================

                      POSITION(S)
                      HELD WITH THE                                                        NUMBER OF
                      TRUST,TERM OF                                                        FUNDS IN FUND
                      OFFICE AND                                                           COMPLEX          OTHER
NAME,ADDRESS          LENGTH OF                                                            OVERSEEN BY      DIRECTORSHIPS
AND AGE               TIME SERVED        PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS     TRUSTEE          HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES

Michael Owen          Chairman of the    Dean of Zayed University (since September         20               N/A
210 University        Board              2000). Formerly self-employed as a financial
Blvd.                                    and management consultant, and in real estate
Suite 800                                development (from June 1999 to September 2000).
Denver, CO 80206                         Dean (from 1993 to June 1999), and a member of
                                         the Finance faculty (from 1989 to 1993), of the
DOB: 1937                                College of Business, Montana State University.
                                         Formerly, Chairman and Chief Executive Officer
                                         of Royal Gold, Inc. (mining) (1976 to 1989).

----------------------------------------------------------------------------------------------------------------------------------
Dennis E. Baldwin     Trustee            President, Baldwin Financial Counseling (since    20               N/A
210 University                           July 1991). Formerly, Vice President and Denver
Blvd.                                    Office Manager of Merrill Lynch Capital Markets
Suite 800                                (1978 to 1990).
Denver, CO 80206

DOB: 1928

----------------------------------------------------------------------------------------------------------------------------------
Katherine A.          Vice Chair of      Managing Principal (since September               20               N/A
Cattanach             the Board          1987), Sovereign Financial Services, Inc.
210 University                           (investment consulting firm). Executive Vice
Blvd.                                    President (1981 to 1988), Captiva
Suite 800                                Corporation, Denver, Colorado (private investment
Denver, CO 80206                         management firm). Ph.D. in Finance (Arizona State
                                         University); Chartered Financial Analyst (CFA).
DOB: 1945

----------------------------------------------------------------------------------------------------------------------------------
Paul R. Knapp         Trustee           Executive Officer of DST Systems, Inc.("DST"), a   20               Director and Vice
210 University                          publicly traded information and transaction                         President (February
Blvd.                                   processing company, which acts as the Funds'                        1998 to November
Suite 800                               transfer agent (since October 2000). DST is 33%                     2000) of West Side
Denver, CO 80206                        owned by Stilwell Management, Inc., which owns                      Investments, Inc.
                                        approximately 89.5% of Berger Financial Group                       (investments), a
DOB: 1945                               LLC. Mr. Knapp owns common shares and options                       wholly owned
                                        convertible into common shares of DST which, in                     subsidiary of DST
                                        the aggregate and assuming exercise of the                          Systems, Inc.
                                        options, would result in his owning less than
                                        1/2 of 1% of DST's common shares. Mr. Knapp is
                                        also President of Vermont Western
                                        Assurance, Inc., a wholly owned subsidiary of
                                        DSTS (since December 2000). President, Chief
                                        Executive Officer and a director (September
                                        1997 to October 2000) of DST Catalyst, Inc., an
                                        international financial markets consulting,
                                        software and computer services company, (now DST
                                        International, a subsidiary of DST). Previously
                                        (1991 to October 2000), Chairman, President,
                                        Chief Executive Officer and a director of
                                        Catalyst Institute (international public policy
                                        research organization focused primarily on
                                        financial markets and institutions); also (1991
                                        to September 1997), Chairman, President, Chief
                                        Executive Officer and a director of Catalyst
                                        Consulting (international financial
                                        institutions business consulting firm).
----------------------------------------------------------------------------------------------------------------------------------

                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

40

FUND TRUSTEES AND
OFFICERS (UNAUDITED)

================================================================================

                      POSITION(S)
                      HELD WITH THE                                                        NUMBER OF
                      TRUST,TERM OF                                                        FUNDS IN FUND
                      OFFICE AND                                                           COMPLEX          OTHER
NAME,ADDRESS          LENGTH OF                                                            OVERSEEN BY      DIRECTORSHIPS
AND AGE               TIME SERVED        PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS     TRUSTEE          HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Harry T. Lewis, Jr.   Trustee            Lewis Investments (since June 1988)               20               Director, J.D. Edwards
210 University                           (self-employed private investor). Formerly,                        & Co. (1995 to March
Blvd.                                    Senior Vice President, Rocky Mountain Region, of                   2002); Director,
Suite 800                                Dain Bosworth Incorporated and member of that                      National Fuel
Denver, CO 80206                         firm's Management Committee (1981 to 1988).                        Corporation (oil & gas
                                                                                                            production); Advisory
DOB: 1933                                                                                                   Director, Otologics,
                                                                                                            LLC, (implantable
                                                                                                            hearing aid) (since
                                                                                                            1999); Member of
                                                                                                            Community Advisory
                                                                                                            Board, Wells Fargo
                                                                                                            Bank-Denver
----------------------------------------------------------------------------------------------------------------------------------
William Sinclaire     Trustee            President (since January 1998), Santa Clara LLC   20               N/A
210 University                           (privately owned agriculture company). President
Blvd.                                    (January 1963 to January 1998), Sinclaire
Suite 800                                Cattle Co. (privately owned agricultural
Denver, CO 80206                         company).

DOB: 1928










----------------------------------------------------------------------------------------------------------------------------------
Albert C. Yates       Trustee            President (since 1990),Chancellor and Professor   20                   Member, Board of
210 University                           of Chemistry-Department of Chemistry, of                               Directors, Adolph
Blvd.                                    Colorado State University. Formerly Executive                          Coors Company
Suite 800                                Vice President and Provost (1983 to                                    (brewing company)
Denver, CO 80206                         1990), Academic Vice President and Provost (1981                       (since 1998);
                                         to 1983) and Professor of Chemistry (1981 to                           Member Board of
DOB: 1941                                1990) of Washington State University. Vice                             Directors, Dominion
                                         President and University Dean for Graduate                             Industrial Capital
                                         Studies and Research and Professor of Chemistry                        Bank (1999 to
                                         of the University of Cincinnati (1977 to 1981).                        2000); Member,
                                                                                                                Board of Directors,
                                                                                                                Centennial Bank of
                                                                                                                the West (since
                                                                                                                2001)



----------------------------------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES AND
OFFICERS OF THE
TRUST

Jack R. Thompson*     President and      President and a director since May 1999           20                   Audit Committee
210 University        Trustee of the     (Executive Vice President from February 1999 to                        Member of the
Blvd.                 Trust (since       May 1999) of Berger Growth Fund and Berger                             Public Employees'
Suite 800             May 1999)          Large Cap Growth Fund. President and a trustee                         Retirement
Denver, CO 80206                         since May 1999 (Executive Vice President from                          Association of
                                         February 1999 to May 1999) of Berger Investment                        Colorado (pension
DOB: 1949                                Portfolio Trust, Berger Institutional Products                         plan) from November
                                         Trust, Berger Worldwide Funds Trust, Berger                            1997 to December
                                         Worldwide Portfolios Trust and Berger Omni                             2001.
                                         Investment Trust. President and Chief Executive
                                         Officer since June 1999 (Executive Vice
                                         President from February 1999 to June 1999) of
                                         Berger Financial Group LLC (formerly Berger
                                         LLC). Director, President and Chief Executive
                                         Officer of Stilwell Management, Inc. (since
                                         September 1999). President and Chief Executive
                                         Officer of Berger/Bay Isle LLC (since May
                                         1999).Self-employed as a consultant from July
                                         1995 through February 1999. Director of Wasatch
                                         Advisors (investment management) from February
                                         1997 to February 1999.
----------------------------------------------------------------------------------------------------------------------------------

*Messr. Thompson is considered an interested person of the Funds due to his positions held at Berger Financial Group LLC (or its affiliated companies).

Berger IPT Funds o June 30, 2002 Semi-Annual Report

================================================================================

                      POSITION(S)
                      HELD WITH THE
                      TRUST, TERM OF
                      OFFICE AND
NAME,ADDRESS          LENGTH OF
AND AGE               TIME SERVED        PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
-------------------------------------------------------------------------------------------
OFFICERS OF THE
TRUST
Jay W. Tracey,        Executive Vice     Executive Vice President of the Berger Funds
CFA*                  President of the   (since August 2000). Executive Vice President
210 University        Trust (since       and Chief Investment Officer of Berger
Blvd.                 August 2000)       Financial Group LLC (since June 2000).
Suite 800             and Portfolio      Portfolio manager of the Berger Growth Fund
Denver, CO 80206      Manager (since     (since August 2000); team portfolio manager of
                      June 2000)         the Berger Select Fund (since June 2000) and
DOB: 1954                                the Berger Large Cap Growth Fund (from January
                                         2001 through December 2001). Team portfolio
                                         manager (since December 2001) of the Berger Mid
                                         Cap Growth Fund. Formerly, Vice President and
                                         portfolio manager at OppenheimerFunds, Inc.
                                         (September 1994 to May 2000).
-------------------------------------------------------------------------------------------
Steven L. Fossel,     Vice President     Vice President (since February 2001) and
CFA*                  of the Trust       portfolio manager (since December 2001) of the
210 University        (since August      Berger Large Cap Growth Fund; and team
Blvd.                 2000) and          portfolio manager (from January 2001 through
Suite 800             Portfolio          December 2001) of the Berger Large Cap Growth
Denver, CO 80206      Manager (since     Fund. Interim portfolio manager (from June 2000
                      June 2000)         to January 2001) of the Berger Large Cap Growth
DOB: 1968                                Fund. Vice President (from August 2000 to June
                                         2002) and portfolio manager (from June 2000 to
                                         June 2002) of the Berger Balanced Fund. Vice
                                         President and portfolio manager of Berger
                                         Financial Group LLC (since June 2000); senior
                                         equity analyst with Berger Financial Group LLC
                                         (from March 1998 to June 2000).
                                         Formerly, analyst and assistant portfolio
                                         manager with Salomon Brothers Asset Management
                                         (from August 1992 to February 1998).
-------------------------------------------------------------------------------------------
Janice M. Teague*     Vice President     Vice President (since November 1998) and
210 University        of the Trust       Assistant Secretary (since February 2000 and
Blvd.                 (since November    previously from September 1996 to November
Suite 800             1998) and          1998) and Secretary (November 1998 to February
Denver, CO 80206      Assistant          2000) of the Berger Funds. Vice President
                      Secretary (since   (since October 1997), Secretary (since November
DOB: 1954             February 2000)     1998) and Assistant Secretary (October 1996
                                         through November 1998) with Berger Financial
                                         Group LLC. Vice President and Secretary with
                                         Berger Distributors LLC (since August 1998).
                                         Vice President and Secretary of Bay Isle
                                         Financial LLC (since January 2002).
                                         Formerly, self-employed as a business consultant
                                         (from June 1995 through September 1996).
-------------------------------------------------------------------------------------------
Andrew J. Iseman*     Vice President     Vice President of the Berger Funds (since March
210 University        of the Trust       2001). Vice President (since September 1999)
Blvd.                 (since March       and Chief Operating Officer (since November
Suite 800             2001)              2000) of Berger Financial Group LLC. Manager
Denver, CO 80206                         (since September 1999) and Director (June 1999
                                         to September 1999) of Berger Distributors LLC.
DOB: 1964                                Vice President-Operations (February 1999 to
                                         November 2000) of Berger Financial Group LLC.
                                         Associate (November 1998 to February 1999) with
                                         DeRemer & Associates (a consulting firm). Vice
                                         President-Operations (February 1997 to November
                                         1998) and Director of Research and Development
                                         (May 1996 to February 1997) of Berger Financial
                                         Group LLC.
-------------------------------------------------------------------------------------------
Anthony R. Bosch*     Vice President     Vice President of the Berger Funds (since
210 University        of the Trust       February 2000). Vice President (since June
Blvd.                 (since February    1999) and Chief Legal Officer (since August
Suite 800             2000)              2000) with Berger Financial Group LLC. Vice
Denver, CO 80206                         President and Chief Compliance Officer with
                                         Berger Distributors LLC (since September 2001).
DOB: 1966                                Vice President of Bay Isle Financial LLC (since
                                         January 2002). Formerly, Assistant Vice
                                         President of Federated Investors, Inc. (December
                                         1996 through May 1999), and Attorney with the
                                         U.S. Securities and Exchange Commission (June
                                         1990 through December 1996).
-------------------------------------------------------------------------------------------


                             Berger IPT Funds o June 30, 2002 Semi-Annual Report

42

FUND TRUSTEES AND
OFFICERS (UNAUDITED)

================================================================================

                      POSITION(S)
                      HELD WITH THE
                      TRUST,TERM OF
                      OFFICE AND
NAME, ADDRESS         LENGTH OF
AND AGE               TIME SERVED               PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
-----------------------------------------------------------------------------------------------
OFFICERS OF THE
TRUST
-----------------------------------------------------------------------------------------------
Brian S. Ferrie*      Vice President            Vice President of the Berger Funds (since
210 University        of the Trust              November 1998). Vice President (since February
Blvd.                 (since November           1997), Treasurer and Chief Financial Officer
Suite 800             1998)                     (since March 2001) and Chief Compliance
Denver, CO 80206                                Officer (from August 1994 to March 2001) with
                                                Berger Financial Group LLC. Vice President
DOB: 1958                                       (since May 1996), Treasurer and Chief
                                                Financial Officer (since March 2001) and Chief
                                                Compliance Officer (from May 1996 to September
                                                2001) with Berger Distributors LLC.
-----------------------------------------------------------------------------------------------
John A. Paganelli*    Vice President            Vice President (since November 1998),
210 University        (since November           Treasurer (since March 2001) and Assistant
Blvd.                 1998) and                 Treasurer (November 1998 to March 2001) of the
Suite 800             Treasurer (since          Berger Funds. Vice President (since November
Denver, CO 80206      March 2001)               1998) and Manager of Accounting (January 1997
                      of the Trust              through November 1998) with Berger Financial
DOB: 1967                                       Group LLC. Formerly, Manager of Accounting
                                                (December 1994 through October 1996) and
                                                Senior Accountant (November 1991 through
                                                December 1994) with Palmeri Fund
                                                Administrators, Inc.
-----------------------------------------------------------------------------------------------
Sue Vreeland*         Secretary of the          Secretary of the Berger Funds (since February
210 University        Trust (since              2000). Assistant Secretary of Berger Financial
Blvd.                 February 2000)            Group LLC and Berger Distributors LLC (since
Suite 800                                       June 1999) and Bay Isle Financial LLC (since
Denver, CO 80206                                December 2001). Formerly, Assistant Secretary
DOB: 1948                                       of the Janus Funds (from March 1994 to May
                                                1999), Assistant Secretary of Janus
                                                Distributors, Inc. (from June 1995 to May
                                                1997) and Manager of Fund Administration for
                                                Janus Capital Corporation (from February 1992
                                                to May 1999).
-----------------------------------------------------------------------------------------------
David C. Price,       Assistant Vice            Assistant Vice President (since March 2001) of
CPA*                  President of the          the Berger Funds. Assistant Vice
210 University        Trust (since              President-Compliance (since March 2001) and
Blvd.                 March 2001)               Manager-Compliance (October 1998 through March
Suite 800                                       2001) with Berger Financial Group LLC.
Denver, CO 80206                                Formerly, Senior Auditor (August 1993 through
                                                August 1998) with PricewaterhouseCoopers LLP,
DOB: 1969                                       a public accounting firm.
-----------------------------------------------------------------------------------------------
Lance V. Campbell,    Assistant                 Assistant Treasurer (since March 2001) of the
CFA, CPA*             Treasurer of the          Berger Funds. Assistance Vice President (since
210 University        Trust (since              January 2002) and Manager of Investment
Blvd.                 March 2001)               Accounting (August 1999 through January 2002)
Suite 800                                       with Berger Financial Group LLC. Formerly,
Denver, CO 80206                                Senior Auditor (December 1998 through August
                                                1999) and Auditor (August 1997 through
DOB: 1972                                       December 1998) with PricewaterhouseCoopers
                                                LLP, a public accounting firm, and Senior Fund
                                                Accountant (January 1996 through July 1997)
                                                with INVESCO Funds Group.
-----------------------------------------------------------------------------------------------

*Interested person (as defined in the Investment Company Act of 1940) of one or more of the Funds and/or of the Fund's adviser or sub-adviser.

Additional information about the Funds and their trustees is available in the Funds' Statement of Additional Information,which can be obtained free of charge by writing or calling the Funds at:

Berger Funds
P.O.Box 219958
Kansas City,MO 64121-9958
(800) 333-1001
bergerfunds.com

Berger IPT Funds o June 30, 2002 Semi-Annual Report

                                                                           IPTSA
[BERGER FUNDS LOGO]